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                                                                   Exhibit 10.27

                                                                     [Net Lease]

                                LEASE AGREEMENT

         THIS LEASE AGREEMENT is made this 16 day of April, 1996, between Security Capital Industrial Trust ("Landlord"), and the Tenant named below.

TENANT:                              Insync Systems, Inc.

TENANT'S REPRESENTATIVE,             1463 Centre Point Drive
ADDRESS, AND PHONE NO.:              Milpitas, California 95035

PREMISES:                            That portion of the Building, containing
                                     approximately 70,400 rentable square feet, as determined by Landlord, as shown on Exhibit A.

PROJECT:                             Corridor Park Corporate Center 6

BUILDING:                            Corridor Park Corp. Center 6 Parker Way
                                     (1H 35 and FM 1325, Austin, Tx.)

TENANT'S PROPORTIONATE SHARE
OF PROJECT:                          100%

TENANT'S PROPORTIONATE SHARE
OF BUILDING:                         100%

LEASE TERM:                          Beginning on the Commencement Date and
                                     ending on the last day of the 60th full
                                     calendar month thereafter.

COMMENCEMENT DATE:                   Earlier of (i) Substantial Completion of
                                     Building Shell and Tenant Improvements;
                                     (ii) granting of beneficial use as
                                     evidenced by the use of all or a portion of the Premises for Tenant's operations and the commencement of production for end user sales; or (iii) October 1, 1996, subject to Landlord's delay as defined in Construction
                                     Addendum.

INITIAL MONTHLY BASE RENT                          Base Rent          $28,160.00
AND TI AMORTIZATION:                               TI Amortization     28,923.00
                                                                      ----------
                                                   Total Rent         $57,083.00

INITIAL ESTIMATED MONTHLY       1. Utilities:      $   N/A
OPERATING EXPENSE PAYMENTS:
(estimates only and subject     2. Common Area
to adjustment to actual costs      Charges:        $ 1,056.00
and expenses according to the
provisions of this Lease)       3. Taxes:          $ 4,693.33

                                4. Insurance:      $   293.33

                                5. Others:         $ 1,026.00

INITIAL ESTIMATED MONTHLY OPERATING
  EXPENSE PAYMENTS:                                                   $ 7,068.66

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INITIAL MONTHLY BASE RENT AND
  OPERATING EXPENSE PAYMENTS:                                         $64,151.66

SECURITY DEPOSIT:                  $65,000.00

ADDITIONAL SECURITY DEPOSIT:       $635,000 (See Addendum II)

BROKER:                            Jon C. Aune, SCI Client Services Incorporated

ADDENDA:                           Exhibit A (Site Plan); Rules and Regulations;
                                   Addendum I (Construction Addendum); Addendum
                                   II (Additional Security Deposit); Addendum IV (Three Renewal Options); Addendum V (Right of First Offer [Lease and Sale]); Addendum VI (Cancellation Option), Addendum VII (Hazardous Materials); Exhibit I (Standard Specifications and Tenant Improvements);
                                   Exhibit II (Tenant Improvement Scope of Work)

         1. GRANTING CLAUSE. In consideration of the obligation of Tenant to pay rent as herein provided and in consideration of the other terms, covenants, and conditions hereof, Landlord leases to Tenant, and Tenant takes from Landlord, the Premises, to have and to hold for the Lease Term, subject to the terms, covenants and conditions of this Lease.

         2. ACCEPTANCE OF PREMISES. Tenant shall accept the Premises in its condition as of the Commencement Date, subject to all applicable laws, ordinances, regulations, covenants and restrictions. Landlord has made no representation or warranty as to the suitability of the Premises for the conduct of Tenant's business, and Tenant waives any implied warranty that the Premises are suitable for Tenant's intended purposes. Except as provided in Paragraph 10, in no event shall Landlord have any obligation for any defects in the Premises or any limitation on its use. The taking of possession of the Premises shall be conclusive evidence that Tenant accepts the Premises and that the Premises were in good condition at the time possession was taken except for items that are Landlord's responsibility under Paragraph 10 and any punchlist items agreed to in writing by Landlord and Tenant. Notwithstanding any provision to the contrary in the Lease, at the Commencement Date, Landlord's Work shall conform to all requirements of covenants, conditions, restrictions and encumbrances of record, unless modified by binding variance from the governing entity ("CC&R's"), and all Legal Requirements applicable thereto. Tenant shall not be required to construct or pay the cost of complying with any CC&R's, Legal Requirements requiring construction of improvements in the Premises which are properly capitalized under general accounting principles, unless such compliance is necessitated because of Tenant's particular use of the Premises or is mandated by Legal Requirements enacted, or applicable to the Premises, subsequent to the Commencement Date. The parties' obligations and liability to each other with respect to Hazardous Materials shall not be governed by this Paragraph 2, but shall be governed by Paragraph 30 of this Lease. Landlord shall remain liable for correcting defects in Landlord's Work during the first 6 months of the Term and for the compliance with Legal Requirements of Landlord's Work as of the Commencement Date.

         3. USE. The Premises shall be used only for the purpose of receiving, storing, shipping and selling (but limited to wholesale sales) products, materials and merchandise made and/or distributed by Tenant and for such other lawful purposes as may be incidental thereto; provided, however, with Landlord's prior written consent, Tenant may also use the Premises for light manufacturing including an electroplating process provided such process emits no unreasonably noxious fumes or odors. Tenant shall not conduct or give notice of any auction, liquidation, or going out of business sale on the Premises. Tenant will use the Premises in a careful, safe and proper manner and will not commit waste thereon. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise, or vibrations to emanate from the Premises, or take any other action that would constitute a nuisance or would disturb, unreasonably interfere with, or endanger Landlord or any tenants of the Project. Outside storage, including without limitation, storage of trucks and other vehicles, is prohibited without Landlord's prior written consent. Tenant, at its sole expense, shall use and occupy the Premises in compliance with all laws, including,

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without limitation, the Americans With Disabilities Act, orders, judgments, ordinances, regulations, codes, directives, permits, licenses, covenants and restrictions now or hereafter applicable to the Premises (collectively, "Legal Requirements"). The Premises shall not be used as a place of public accommodation under the Americans With Disabilities Act or similar state statutes or local ordinances or any regulations promulgated thereunder, all as may be amended from time to time. Tenant shall, at its expense, make any alterations or modifications, within or without the Premises, that are required by Legal Requirements related to Tenant's use or occupation of the Premises. Tenant will not use or permit the Premises to be used for any purpose or in any manner that would void Tenant's or Landlord's insurance, increase the insurance risk, or cause the disallowance of any sprinkler credits. If any increase in the cost of any insurance on the Premises or the Project is caused by Tenant's use or occupation of the Premises, or because Tenant vacates the Premises, then Tenant shall pay the amount of such increase to Landlord.

         4. TOTAL RENT. Tenant shall pay Base Rent plus TI Amortization, [defined in Addendum I, par. 7] (collectively the "Total Rent") in the amount set forth above. The first month's Total Rent, the Security Deposit, and the first monthly installment of estimated Operating Expenses (as hereafter defined) shall be due and payable on the date hereof, and Tenant promises to pay to Landlord in advance, without demand, deduction or set-off, monthly installments of Total Rent on or before the first day of each calendar month succeeding the Commencement Date. Payments of Total Rent for any fractional calendar month shall be prorated. All payments required to be made by Tenant to Landlord hereunder shall be payable at such address as Landlord may specify from time to time by written notice delivered in accordance herewith. The obligation of Tenant to pay Total Rent and other sums to Landlord and the obligations of Landlord under this Lease are independent obligations. Tenant shall have no right at any time to abate, reduce, or set-off any rent due hereunder except as may be expressly provided in this Lease. Tenant waives and releases all statutory liens and offset rights as to rent. If Tenant is delinquent in any monthly installment of Total Rent or of estimated Operating Expenses beyond 5 days after the due date thereof, and after notice as provided below, Tenant shall pay to Landlord on demand a late charge equal to 5 percent of such delinquent sum. Tenant shall not be obligated to pay the late charge until Landlord has given Tenant 5 days written notice of the delinquent payment (which may be given at any time during the delinquency); provided, however, that such notice shall not be required more than once in any 12-month period or four times over the term of the Lease. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as a penalty or as limiting Landlord's remedies in any manner.

         5. SECURITY DEPOSIT. The Security Deposit shall be held by Landlord as security for the performance of Tenant's obligations under this Lease. The Security Deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon each occurrence of an Event of Default (hereinafter defined), Landlord may use all or part of the Security Deposit to pay delinquent payments due under this Lease, and the cost of any damage, injury, expense or liability caused by such Event of Default, without prejudice to any other remedy provided herein or provided by law. Tenant shall pay Landlord on demand the amount that will restore the Security Deposit to its original amount. Landlord's obligation respecting the Security Deposit is that of a debtor, not a trustee; no interest shall accrue thereon. The Security Deposit shall be the property of Landlord, but any balance which has not been used in accordance with this Paragraph 5 shall be paid to Tenant provided Tenant's obligations under this Lease have been completely fulfilled within thirty (30) days after expiration or sooner termination of this Lease. Landlord shall be released from any obligation with respect to the Security Deposit upon transfer of this Lease and the Premises to a person or entity assuming Landlord's obligations under this Paragraph 5. So long as Tenant is not in default hereunder, upon the release of the Security Deposit to Tenant, Landlord shall pay Tenant 3% on the cash portion of the Security Deposit.

         6. OPERATING EXPENSE PAYMENTS. During each month of the Lease Term, on the same date that Base Rent is due, Tenant shall pay Landlord an amount equal to 1/12 of the annual cost, as estimated by Landlord from time to time, of Tenant's Proportionate Share (hereinafter defined) of Operating Expenses for the Project. Payments thereof for any fractional calendar month shall be prorated. The term "Operating Expenses" means all costs and expenses incurred by Landlord with respect to the ownership, maintenance, and operation of the Project including, but not limited to costs of: Taxes (hereinafter defined) and fees payable to tax consultants and attorneys for

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consultation and contesting taxes; insurance; utilities; maintenance, repair and replacement of all portions of the Project, including without limitation, paving and parking areas, roads, roofs, alleys, and driveways, mowing, landscaping, exterior painting, utility lines, heating, ventilation and air conditioning systems, lighting, electrical systems and other mechanical and building systems; amounts paid to contractors and subcontractors for work or services performed in connection with any of the foregoing; charges or assessments of any association to which the Project is subject; property management fees payable to a property manager (not to exceed 3% of Base Rent plus Operating Expenses), including any affiliate of Landlord, or if there is no property manager, an administration fee of 15 percent of Operating Expenses payable to Landlord; security services, if any; trash collection, sweeping and removal; and additions or alterations made by Landlord to the Project or the Building in order to comply with Legal Requirements (other than those expressly required herein to be made by Tenant) or that are appropriate to the continued operation of the Project or the Building as a bulk warehouse facility in the market area, provided that the cost of additions or alterations that are required to be capitalized for federal income tax purposes shall be amortized on a straight line basis over a period equal to the useful life thereof for federal income tax purposes. Operating Expenses do not include costs, expenses, depreciation or amortization for capital repairs and capital replacements required to be made by Landlord under Paragraph 10 of this Lease, debt service under mortgages or ground rent under ground leases, costs of restoration to the extent of net insurance proceeds received by Landlord with respect thereto, leasing commissions, the costs of renovating space for tenants, costs occasioned by fire, the exercise of the power of eminent domain, costs or expenses incurred with respect to Hazardous Materials except to the extent caused by the storage use transportation or disposal of Hazardous Materials by Tenant or Tenant's agents, employees, contractors or invitees, or to comply with any Legal Requirements applicable to the Landlord's Work as of the Commencement Date.

                  Notwithstanding the preceding provisions of this Paragraph 6, Tenant shall not be obligated to pay for Controllable Operating Expenses in any year to the extent they have increased by more than seven percent (7%) per annum on a cumulative basis from the first calendar year during the Lease Term. For purposes hereof, "Controllable Operating Expenses" shall mean all costs and expenses incurred by Landlord in the ownership, maintenance and operation of the Project, as described and provided for in this Paragraph 6, except Taxes, insurance, premiums and utility costs. Controllable Operating Expenses shall be determined on an aggregate basis and not on an individual basis.

                  If Tenant's total payments of Operating Expenses for any year are less than Tenant's Proportionate Share of actual Operating Expenses for such year, then Tenant shall pay the difference to Landlord within 30 days after demand, and if more, then Landlord shall retain such excess and credit it against Tenant's next payments, except for any credit which Tenant will not have an opportunity to use, prior to expiration or sooner termination of the Lease, in which case Landlord shall pay the amount of such excess to Tenant unless an event of Tenant Default shall exist. For purposes of calculating Tenant's Proportionate Share of Operating Expenses, a year shall mean a calendar year except the first year, which shall begin on the Commencement Date, and the last year, which shall end on the expiration of this Lease. With respect to Operating Expenses which Landlord allocates to the entire Project, Tenant's "Proportionate Share" shall be the percentage set forth on the first page of this Lease as Tenant's Proportionate Share of the Project as reasonably adjusted by Landlord in the future for changes in the physical size of the Premises or the Project; and, with respect to Operating Expenses which Landlord allocates only to the Building, Tenant's "Proportionate Share" shall be the percentage set forth on the first page of this Lease as Tenant's Proportionate Share of the Building as reasonably adjusted by Landlord in the future for changes in the physical size of the Premises or the Building. Landlord may equitably increase Tenant's Proportionate Share for any item of expense or cost reimbursable by Tenant that relates to a repair, replacement, or service that benefits only the Premises or only a portion of the Project or Building that includes the Premises or that varies with occupancy or use. The estimated Operating Expenses for the Premises set forth on the first page of this Lease are only estimates, and Landlord makes no guaranty or warranty that such estimates will be accurate.

         7. UTILITIES. Tenant shall pay for all water, gas, electricity, heat, light, power, telephone, sewer, sprinkler services, refuse and trash collection, and other utilities and services used on the Premises, all maintenance charges for utilities, and any storm sewer charges or other similar charges for utilities imposed by any governmental

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entity or utility provider, together with any taxes, penalties, surcharges or the like pertaining to Tenant's use of the Premises. Landlord shall have the right to cause at Tenant's expense any of said services to be separately metered or charged directly to Tenant by the provider.(1) Tenant shall pay its share of all charges for jointly metered utilities based upon consumption, as reasonably determined by Landlord. Landlord shall not be liable for any interruption or failure of utilities or any other service to the Premises and no such interruption or failure shall result in the abatement of rent hereunder.

         8. TAXES. Landlord shall pay all taxes, assessments and governmental charges (collectively referred to as "Taxes") that accrue against the Project during the Lease Term, which shall be included as part of the Operating Expenses charged to Tenant. Landlord may contest by appropriate legal proceedings the amount, validity, or application of any Taxes or liens thereof. All capital levies or other taxes assessed or imposed on Landlord upon the rents payable to Landlord under this Lease and any franchise tax, any excise, transaction, sales or privilege tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents from the Premises and/or the Project or any portion thereof shall be paid by Tenant to Landlord monthly in estimated installments or upon demand, at the option of Landlord, as additional rent; provided, however, in no event shall Tenant be liable for any net income or franchise taxes imposed on Landlord unless such net income taxes are in substitution for any Taxes payable hereunder. If any such tax or excise is levied or assessed directly against Tenant, then Tenant shall be responsible for and shall pay the same at such times and in such manner as the taxing authority shall require. Tenant shall be liable for all taxes levied or assessed against any personal property or fixtures placed in the Premises, whether levied or assessed against Landlord or Tenant. Tenant shall have no liability for an inheritance taxes of Landlord or its successors or any taxes levied with respect to Hazardous Materials except to the extent the presence or such Hazardous Materials was caused by Tenant, or Tenant's agents, employees, contractors or invitees.

         9. INSURANCE. Landlord shall maintain all risk property insurance covering the full replacement cost of the Building. Landlord may, but is not obligated to, maintain such other insurance and additional coverages as it may deem necessary, including, but not limited to, commercial liability insurance and rent loss insurance. All such insurance shall be included as part of the Operating Expenses charged to Tenant. The Project or Building may be included in a blanket policy (in which ease the cost of such insurance allocable to the Project or Building will be determined by Landlord based upon the insurer's cost calculations). Tenant shall also reimburse Landlord for any increased premiums or additional insurance which Landlord reasonably deems necessary as a result of Tenant's use of the Premises.

                  Tenant, at its expense, shall maintain during the Lease Term: all risk property insurance covering the full replacement cost of all property and improvements installed or placed in the Premises by Tenant at Tenant's expense; worker's compensation insurance (or a state law permitted alternative) with no less than the minimum limits required by law; employer's liability insurance with such limits as required by law; and commercial liability insurance, with a minimum limit of $1,000,000 per occurrence and a minimum umbrella limit of $1,000,000, for a total minimum combined general liability and umbrella limit of $2,000,000 (together with such additional umbrella coverage as Landlord may reasonably require) for property damage, personal injuries, or deaths of persons occurring in or about the Premises. Landlord may from time to time require reasonable increases in any such limits. The commercial general liability policies shall name Landlord as an additional insured, insure on an occurrence and not a claims-made basis, be issued by insurance companies which are reasonably acceptable to Landlord, not be cancelable unless 30 days prior written notice shall have been given to Landlord, contain a hostile fire endorsement and a contractual liability endorsement (if such coverage is available in a commercial general liability policy) and provide primary coverage to Landlord (any policy issued to Landlord providing duplicate or similar coverage shall be deemed excess over Tenant's policies). Such policies or certificates thereof shall be delivered to Landlord by Tenant upon commencement of the Lease Term and upon each renewal of said insurance.

---------------------------
        (1) Tenant shall be separately metered for water and sewer usage, the cost of which meters shall be charged to the Tenant Improvements allowance.

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                  The all risk property insurance obtained by Landlord and
Tenant shall include a waiver of subrogation by the insurers and all rights based upon an assignment from its insured, against Landlord or Tenant, their officers, directors, employees, managers, agents, invitees and contractors, in connection with any loss or damage thereby insured against. Neither party nor its officers, directors, employees, managers, agents, invitees or contractors shall be liable to the other for loss or damage caused by any risk coverable by all risk property insurance, and each party waives any claims against the other party, and its officers, directors, employees, managers, agents, invitees and contractors for such loss or damage. The failure of a party to insure its property shall not void this waiver. Landlord and its agents, employees and contractors shall not be liable for, and Tenant hereby waives all claims against such parties for, business interruption and losses occasioned thereby sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in or upon the Premises or the Project from any cause whatsoever, including without limitation, damage caused in whole or in part, directly or indirectly, by the negligence of Landlord or its agents, employees or contractors.

         10. LANDLORD'S REPAIRS. Landlord shall maintain, at its expense, the structural soundness of the roof, foundation, and exterior walls of the Building in good repair, reasonable wear and tear and uninsured losses and damages caused by Tenant, its agents and contractors excluded. The term "walls" as used in this Paragraph 10 shall not include windows, glass or plate glass, doors or overhead doors, special store fronts, dock bumpers, dock plates or levelers, or office entries. Tenant shall promptly give Landlord written notice of any repair required by Landlord pursuant to this Paragraph 10, after which Landlord shall have a reasonable opportunity to repair, which shall not exceed 60 days subject to causes of Force Majeure.

         11. TENANT'S REPAIRS. Landlord, at Tenant's expense as provided in Paragraph 6, shall maintain in good repair and condition the parking areas and other common areas of the Building, including, but not limited to driveways, alleys, landscape and grounds surrounding the Premises. Subject to Landlord's obligation in Paragraphs 9, 10 and 15, Tenant, at its expense, maintain in good repair and condition all portions of the Premises. If Tenant fails to perform any repair for which it is responsible, Landlord may perform the repair if Tenant has not completed the repair within 10 days of Landlord's written notice, and be reimbursed by Tenant within 10 days after demand therefor. Subject to Paragraphs 9 and 15, Tenant shall bear the full cost of any repair to any part of the Building or Project that results from damage caused by Tenant, its agents, contractors, or invitees and any repair that benefits only the Premises. Heating, ventilation and air conditioning systems and other mechanical and building systems serving the Premises shall be maintained at Tenant's expense pursuant to maintenance service contracts entered into by Tenant or, at Landlord's election, by Landlord. The scope of services and contractors under such maintenance contracts shall be reasonably approved by Landlord. At Landlord's request, Tenant shall enter into a joint maintenance agreement with any railroad that services the Premises. If Tenant fails to perform any repair or replacement for which it is responsible, Landlord, after giving Tenant notice and a reasonable opportunity to perform, may perform such work and be reimbursed by Tenant within 10 days after demand therefor. Subject to Paragraphs 2, 6, 9, 10 and 15, Tenant shall bear the full cost of any repair or replacement to any part of the Building or Project that results from damage caused by Tenant, its agents, contractors, or invitees and any repair that benefits only the Premises.

         12. TENANT-MADE ALTERATIONS AND TRADE FIXTURES. Any alterations, additions, or improvements made by or on behalf of Tenant to the Premises ("Tenant-Made Alterations") shall be subject to Landlord's prior written consent. Any alterations, additions or improvements made by or on behalf of Tenant to the Premises, which are nonstructural, do not affect the roof membrane and cost Five Thousand Dollars ($5,000) or less per project, but not to exceed more than $50,000 over the term of the Lease ("Non-Structural Alterations") shall be excluded from the definition of "Tenant-Made Alterations." Tenant shall cause, at its expense, all Tenant-Made Alterations and Non-Structural Alterations to comply with insurance requirements and with Legal Requirements and shall construct at its expense any alteration or modification required by Legal Requirements as a result of any Tenant-Made Alterations, except for the expense of any alteration or modification required by Legal Requirements applicable or ha effect as of the Commencement Date because Landlord's Work on the Property failed to comply with such Legal Requirements as of the Commencement Date. All Tenant-Made Alterations shall be constructed in a good and workmanlike manner by contractors reasonably acceptable to Landlord and only good grades of

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materials shall be used. All plans and specifications for any Tenant-Made
Alterations shall be submitted to Landlord for its approval. Landlord may monitor construction of the Tenant-Made Alterations. Tenant shall reimburse Landlord for its reasonable costs in reviewing plans and specifications and in monitoring construction. Tenant shall provide Landlord with the identities and mailing addresses of all persons performing work or supplying materials, prior to beginning such construction, and Landlord may post on and about the Premises notices of non-responsibility pursuant to applicable law. Landlord's right to review plans and specifications and monitor construction shall be solely for its own benefit, and Landlord shall have no duty to see that such plans and specifications or construction comply with applicable laws, codes, rules, or regulations. At Landlord's request, Tenant shall obtain payment and performance bonds or to the extent permitted by law, to obtain the waiver of lien in advance for any Tenant-Made Alterations in excess of $5,000 which bonds or evidence of waiver shall be delivered to Landlord prior to commencement of work on the Tenant-Made Alterations and shall be in form and substance satisfactory to Landlord. Upon completion of any Tenant-Made Alterations, Tenant shall deliver to Landlord sworn statements setting forth the names of all contractors and subcontractors who did work on the Tenant-Made Alterations and final lien waivers from all such contractors and subcontractors.

                  Tenant, at its own cost and expense and without Landlord's prior approval, may erect such shelves, bins, machinery and trade fixtures (collectively "Trade Fixtures") which Tenant uses in the ordinary course of its business provided that such items do not alter the basic character of the Premises, do not overload or damage the Premises, and may be removed without injury to the Premises, and the construction, erection, and installation thereof complies with all Legal Requirements and with Landlord's requirements. Subject to Paragraph 21, upon the expiration of the Lease Term, Tenant shall remove its Trade Fixtures and shall repair any damage caused by such removal, by the last day of the Lease Term.

         13. SIGNS. Tenant shall not make any changes to the exterior of the Premises, install any exterior lights, decorations, balloons, flags, pennants, banners, or painting, or erect or install any signs, windows or door lettering, placards, decorations, or advertising media of any type which can be viewed from the exterior of the Premises, without Landlord's prior written consent. Upon surrender or vacation of the Premises, Tenant shall have removed all signs and repair, paint, and/or replace the building facia surface to which its signs are attached. Tenant shall obtain all applicable governmental permits and approvals for sign and exterior treatments. All signs, decorations, advertising media, blinds, draperies and other window treatment or bars or other security installations visible from outside the Premises shall be subject to Landlord's approval and conform in all respects to Landlord's requirements.

         14. PARKING. Tenant shall be entitled to park in common with other tenants of the Project in those areas designated for nonreserved parking and in accordance with Exhibit A. Landlord may allocate parking spaces among Tenant and other tenants in the Project if Landlord determines that such parking facilities are becoming crowded. Landlord shall not be responsible for enforcing Tenant's parking rights against any third parties. If Landlord allocates parking spaces among Tenant and other tenants, Landlord will allocate to Tenant parking spaces reasonably conveniently located to the Premises.

         15. RESTORATION. If at any time during the Lease Term the Premises are damaged by a fire or other casualty, Landlord shall notify Tenant within 60 days after such damage as to the amount of time Landlord reasonably estimates it will take to restore the Premises. If the restoration time is estimated to exceed 6 months, either Landlord or Tenant may elect to terminate this Lease upon notice to the other party given no later than 30 days after Landlord's notice. If neither party elects to terminate this Lease or if Landlord estimates that restoration will take 6 months or less, then, subject to receipt of sufficient insurance proceeds (when added to the amount of the deductible under Landlord's insurance policy), Landlord shall promptly restore the Premises excluding the improvements installed by Tenant or by Landlord and paid by Tenant, subject to delays arising from the collection of insurance proceeds or from Force Majeure events. Tenant at Tenant's expense shall promptly perform, subject to delays arising from the collection of insurance proceeds, or from Force Majeure events, all repairs or restoration not required to be done by Landlord and shall promptly re-enter the Premises and commence doing business in accordance with this Lease. Notwithstanding the foregoing, either party may terminate this Lease if the Premises

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are damaged during the last year of the Lease Term and Landlord reasonably estimates that it will take more than one month to repair such damage. Tenant shall pay to Landlord with respect to any damage to the Premises the amount of the commercially reasonably deductible under Landlord's insurance policy (not to exceed $10,000) within 10 days after presentment of Landlord's invoice. If the damage involves the premises of other tenants, Tenant shall pay the portion of the deductible that the cost of the restoration of the Premises bears to the total cost of restoration, as determined by Landlord, Base Rent and Operating Expenses shall be abated for the period of repair and restoration in the proportion which the area of the Premises, if any, which is not usable by Tenant bears to the total area of the Premises. Such abatement shall be the sole remedy of Tenant, and except as provided herein, Tenant waives any right to terminate the Lease by reason of damage or casualty loss. Further, the Term shall be extended for the number of months or partial months for which Rent is abated.

         16. CONDEMNATION. If any part of the Premises or the Project should be taken for any public or quasi-public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof (a "Taking" or "Taken"), and the Taking would prevent or materially interfere with Tenant's use of the Premises or in Landlord's judgment would materially interfere with or impair its ownership or operation of the Project, then upon written notice by Landlord and with Tenant's commercially reasonable consent this Lease shall terminate and Base Rent shall be apportioned as of said date. If part of the Premises shall be Taken, and this Lease is not terminated as provided above, the Base Rent payable hereunder during the unexpired Lease Term shall be reduced to such extent as may be fair and reasonable under the circumstances. In the event of any such Taking, Landlord shall be entitled to receive the entire price or award from any such Taking without any payment to Tenant, and Tenant hereby assigns to Landlord Tenant's interest, if any, in such award. Tenant shall have the right, to the extent that same shall not diminish Landlord's award, to make a separate claim against the condemning authority (but not Landlord) for such compensation as may be separately awarded or recoverable by Tenant for moving expenses and damage to Tenant's Trade Fixtures, if a separate award for such items is made to Tenant.

         17. ASSIGNMENT AND SUBLETTING. Without Landlord's prior written consent, Tenant shall not assign this Lease or sublease the Premises or any part thereof or mortgage, pledge, or hypothecate its leasehold interest or grant any concession or license within the Premises and any attempt to do any of the foregoing shall be void and of no effect. For purposes of this paragraph, a transfer of the ownership interests controlling Tenant shall be deemed an assignment of this Lease unless such ownership interests are publicly traded. Notwithstanding the above, Tenant may assign or sublet the Premises, or any part thereof, to any entity controlling Tenant, controlled by Tenant or under common control with Tenant (a "Tenant Affiliate"), without the prior written consent of Landlord. Tenant shall reimburse Landlord for all of Landlord's reasonable out-of-pocket expenses in connection with any assignment or sublease. Upon Landlord's receipt of Tenant's written notice of a desire to assign or sublet substantially all of the Premises for substantially the balance of the Term, or any part thereof (other than to a Tenant Affiliate), Landlord may, by giving written notice to Tenant within 30 days after receipt of Tenant's notice, terminate this Lease with respect to the space described in Tenant's notice, as of the date specified in Tenant's notice for the commencement of the proposed assignment or sublease. Notwithstanding anything to the contrary in the lease, but provided Tenant is not in default hereunder, the transactions described in this and the following sentence are not entered into for the primary purpose of avoiding Tenant's liability hereunder, and the Permitted Assignee has a net worth equal to or greater than Tenant as of the Commencement Date, Tenant may, without Landlord's prior written consent and without any participation by Landlord in assignment and subletting proceeds, sublet the Premises or assign the Lease to: (i) a subsidiary, affiliate, division or corporation controlled or under common control with Tenant; (ii) a successor corporation related to Tenant by merger, consolidation, nonbankruptcy reorganization, or government action;
(iii) purchaser of substantially all of Tenant's assets located in the Premises (collectively, "Permitted Assignees"). For the purpose of this Lease, sale or transfer of Tenant's capital stock, including without limitation, a transfer in connection with the merger, consolidation or nonbankruptcy reorganization of Tenant and any sale through any public exchange, shall not be deemed an assignment, subletting, or any other transfer of the Lease or the Premises.

                  Notwithstanding any assignment or subletting, Tenant and any guarantor or surety of Tenant's obligations under this lease shall at all times remain fully responsible and liable for the payment of the rent and for compliance with all of Tenant's other obligations under this Lease (regardless of whether Landlord's approval has been obtained for any such assignments or sublettings). In the event that the rent due and payable by a sublessee or assignee (or a combination of the rental paid to Tenant under such sublease or assignment plus any bonus or other consideration therefor or incident thereto) exceeds the rental payable under this Lease (excluding the TI Amortization plus any additional funds Tenant contributes to relet the space), then Tenant shall be bound and obligated to pay Landlord as additional rent hereunder fifty percent (50%) of all such excess rental and other excess consideration within 10 days following receipt thereof by Tenant.

                  If this Lease be assigned or if the Premises be subleased (whether in whole or in part) or in the event of the mortgage, pledge, or hypothecation of Tenant's leasehold interest or grant of any concession or license within the Premises or if the Premises be occupied in whole or in part by anyone other than Tenant, then upon a default by Tenant hereunder Landlord may collect rent from the assignee, sublessee, mortgagee, pledgee, party to whom the leasehold interest was hypothecated, concessionee or licensee or other occupant and, except to the extent set forth in the preceding paragraph, apply the amount collected to the next rent payable hereunder; and all such rentals collected by Tenant shall be held in trust for Landlord and immediately forwarded to Landlord. No such transaction or collection of rent or application thereof by Landlord, however, shall be deemed a waiver of these provisions or a release of Tenant from the further performance by Tenant of its covenants, duties, or obligations hereunder.

         17.1     (a)      Landlord shall not unreasonably withhold its consent
to Tenant's request for permission to assign the Lease or sublease all or part of the Premises. It shall be reasonable for the Landlord to withhold its consent to any assignment or sublease in any of the following instances:

                  (i) The assignee or sublessee does not have a net worth calculated according to generally accepted accounting principles that in the reasonable opinion of Landlord reflects an inability to service the Lease or Sublease obligations;

                  (ii) The intended use of the Premises by the assignee or sublessee is not reasonably satisfactory to Landlord;

                  (iii) The intended use of the Premises by the assignee or sublessee would materially increase the pedestrian or vehicular traffic to the Premises or the Project;

                  (iv) Occupancy of the Premises by the assignee or sublessee would, in Landlord's opinion, violate any agreement binding upon Landlord or the Project with regard to the identity of tenants, usage in the Project, or similar matters;

                  (v) The identity or business reputation of the assignee or sublessee will, in the good faith judgment of Landlord, tend to damage the goodwill or reputation of the Project;

                  (vi) The assignment or sublet is to another tenant in the Project and is at rates which are below those charged by Landlord for comparable space in the Project;

                  (vii) In the case of a sublease, the subtenant has not acknowledged that the Lease controls over any inconsistent provision in the sublease; or

The foregoing criteria shall not exclude any other reasonable basis for Landlord to refuse its consent to such assignment or sublease.

         (b) Any approved assignment or sublease shall be expressly subject to the terms and conditions of this Lease.

         (c) Tenant shall provide to Landlord all information concerning the assignee or sublessee as Landlord may request.

         (d) Landlord may revoke its consent immediately and without notice if, as of the effective date of the assignment or sublease, there has occurred and is continuing any default under the Lease.

         (e) Landlord's agreement to not unreasonably withhold its consent shall only apply to the first assignment or sublease under the Lease.

         18. INDEMNIFICATION. Except for the negligence or misconduct of Landlord, its agents, employees or contractors, and to the extent permitted by law, Tenant agrees to indemnify, defend and hold harmless Landlord, and Landlord's agents, employees and contractors, from and against any and all losses, liabilities, damages, costs and expenses (including attorneys' fees) resulting from claims by third parties for injuries to any person and damage to or theft or misappropriation or loss of property occurring in or about the Project and arising from the use and occupancy of the Premises or from any activity, work, or thing done, permitted or suffered by Tenant in or about the Premises or due to any other act or omission of Tenant, its subtenants, assignees, invitees, employees, contractors and agents. The furnishing of insurance required hereunder shall not be deemed to limit Tenant's obligations under this Paragraph 18. The foregoing indemnification shall not apply to Hazardous Materials, and the liability of the parties to each other with respect to Hazardous Materials shall be governed solely by Paragraph 30 of this Lease.

         19. INSPECTION AND ACCESS. Landlord and its agents, representatives, and contractors may enter the Premises at any reasonable time, following reasonable notice to Tenant, to inspect the Premises and to make such repairs as may be required or permitted pursuant to this Lease and for any other business purpose. Landlord and Landlord's representatives may enter the Premises during business hours for the purpose of showing the Premises to prospective purchasers and, during the last year of the Lease Term, to prospective tenants. Landlord may erect a suitable sign on the Premises stating the Premises are available to let or that the Project is available for sale. Landlord may grant easements, make public dedications, designate common areas and create restrictions on or about the Premises, provided that no such easement, dedication, designation or restriction materially interferes with Tenant's use or occupancy of the Premises. At Landlord's request, Tenant shall execute such instruments as may be necessary for such easements, dedications or restrictions. Notwithstanding any provision to the contrary in this Lease, Landlord may erect a sign on the Premises stating that the Premises are available to let only during the last year of the Lease Term.

         20. QUIET ENJOYMENT. If Tenant shall not be in default hereunder, Tenant shall, subject to the terms of this Lease, at all times during the Lease Term, have peaceful and quiet enjoyment of the Premises against any person claiming by, through or under Landlord.

         21. SURRENDER. Upon termination of the Lease Term or earlier termination of Tenant's right of possession, all Tenant Made Alterations and Non-Structural Alterations and any improvements constructed by Landlord pursuant to the Construction Addendum, if any, attached hereto ("Initial Improvements") shall remain in the Premises as the property of Landlord. Tenant shall have the right to remove its Trade Fixtures subject to the repair obligations set forth herein. Alternatively, upon any such termination, but subject to other provisions hereunder specifying a shorter notice period following an Event of Default, Landlord may, by 90 days written notice to Tenant, require Tenant at Tenant's expense to remove any or all Trade Fixtures and/or any or all Tenant-Made Alterations and/or Non-Structural Alterations and/or the Initial Improvements, and to repair any damage caused by such removal in the same condition as received, broom clean, ordinary wear and tear and casualty loss and condemnation covered by Paragraphs 15 and 16 excepted. Any Trade Fixtures, Tenant-Made Alterations, Non-Structural Alterations or Initial Improvements and property not so removed by Tenant as permitted or required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant's expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord's retention and disposition of such property. All obligations of Tenant hereunder not fully performed as of the termination of the Lease Term shall survive the termination of the Lease Term, including without limitation, indemnity obligations, payment obligations with respect to Operating Expenses and obligations concerning the condition and repair of the Premises.

         22. HOLDING OVER. If Tenant retains possession of the Premises after the termination of the Lease Term with the written consent of Landlord, such possession shall be on a month-to-month basis, terminable upon thirty (30) days' prior notice, or unless otherwise agreed in writing, such possession shall be subject to immediate termination by Landlord at any time, and all of the other terms and provisions of this Lease (excluding any expansion or renewal option or other similar right or option) shall be applicable during such holdover period, except that Tenant shall pay Landlord from time to time, upon demand, as Base Rent for the holdover period, an amount equal to one hundred fifty percent (150%) of the Base Rent in effect on the termination date, computed on a monthly basis for each month or part thereof during such holding over. All other payments shall continue under the terms of this Lease. In addition, Tenant shall be liable for all damages incurred by Landlord as a result of such holding over. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided, and this Paragraph 22 shall not be construed as consent for Tenant to retain possession of the Premises.

         23. EVENTS OF DEFAULT. Each of the following events shall be an event of default ("Event of Default") by Tenant under this Lease:

                  (i) Tenant shall fail to pay any installment of Base Rent or any other payment required herein when due, and such failure shall continue for a period of 5 days from the date such payment was due. Notwithstanding the forgoing, Tenant shall not be deemed in default until Landlord has given Tenant 5 days written notice of the delinquent payment (which may be given at any time during the delinquency); provided, however, that such notice shall not be required more than once in any 12-month period or four times over the term of the Lease.

                  (ii) Tenant or any guarantor or surety of Tenant's obligations hereunder shall (A) make a general assignment for the benefit of creditors; (B) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property (collectively a "proceeding for relief); (C) become the subject of any proceeding for relief which is not dismissed within 120 days of its filing or entry provided all Tenant's obligations are being currently satisfied in accordance with this Lease; or (D) be dissolved or otherwise fail to maintain its legal existence.

                  (iii) Any insurance required to be maintained by Tenant pursuant to this Lease shall be cancelled or terminated or shall expire or shall be reduced or materially changed, except, in each case, as permitted in this Lease.

                  (iv) Tenant shall not occupy or shall vacate the Premises or shall fail to continuously operate its business at the Premises, for the permitted use set forth herein, whether or not Tenant is in monetary or other default under this Lease. Notwithstanding the foregoing, Tenant's vacating of the Premises shall not constitute an Event of Default if, prior to vacating the Premises, Tenant has made arrangements reasonably acceptable to Landlord to (a) insure that Tenant's insurance for the Premises will not be voided or cancelled with respect to the Premises as a result of such vacancy, (b) insure that the Premises are secured and not subject to vandalism, and (c) insure that the Premises will be properly maintained after such vacation. Tenant shall inspect the Premises at least once each month and report monthly in writing to Landlord on the condition of the Premises.

                  (v) There shall occur any assignment, subleasing or other transfer of Tenant's interest in or with respect to this Lease except as otherwise permitted in this Lease.

                  (vi) Tenant shall fail to discharge, or cause to be insured over, any lien placed upon the Premises by a party claiming through Tenant in violation of this Lease within 30 days after any such lien or encumbrance is filed against the Premises.

                  (vii) Tenant shall fail to comply with any provision of this Lease other than those specifically referred to in this Paragraph 23, and except as otherwise expressly provided herein, such default shall continue for more than 30 days after Landlord shall have given Tenant written notice of such default, which period may be extended by an additional 30 days provided Tenant has commenced the cure and is pursuing such cure with due diligence.

         24. LANDLORD'S REMEDIES. Upon each occurrence of an Event of Default and so long as such Event of Default shall be continuing, Landlord may at any time thereafter at its election: terminate this Lease or Tenant's right of possession, (but Tenant shall remain liable as hereinafter provided) and/or pursue any other remedies at law or in equity. Upon the termination of this Lease or termination of Tenant's right of possession, it shall be lawful for Landlord, without formal demand or notice of any kind, to re-enter the Premises by summary dispossession proceedings or any other action or proceeding authorized by law and to remove Tenant and all persons and property therefrom. If Landlord re-enters the Premises, Landlord shall have the right to keep in place and use, or remove and store, all of the furniture, fixtures and equipment at the Premises,

                  If Landlord terminates this Lease, Landlord may recover from Tenant the sum of: all Base Rent and all other amounts accrued hereunder to the date of such termination; the cost of reletting the whole or any part of the Premises, including without limitation brokerage fees and/or leasing commissions incurred by Landlord, and costs of removing and storing Tenant's or any other occupant's property, repairing, altering, remodeling, or otherwise putting the Premises into condition acceptable to a new tenant or tenants, and all reasonable expenses incurred by Landlord in pursuing its remedies, including reasonable attorneys' fees and court costs; and the excess of the then present value of the Base Rent and other amounts payable by Tenant under this Lease as would otherwise have been required to be paid by Tenant to Landlord during the period following the termination of this Lease measured from the date of such termination to the expiration date stated in this Lease, over the present value of any net amounts which Tenant establishes Landlord can reasonably expect to recover by reletting the Premises for such period, taking into consideration the availability of acceptable tenants and other market conditions affecting leasing. Such present values shall be calculated at a discount rate equal to the 90-day U.S. Treasury bill rate at the date of such termination.

                  If Landlord terminates Tenant's right to possession without terminating the Lease after an Event of Default, Landlord shall use commercially reasonable efforts to relet the Premises; provided, however, (a) Landlord shall not be obligated to accept any tenant proposed by Tenant, (b) Landlord shall have the right to lease any other space controlled by Landlord first, and (c) any proposed tenant shall meet all of Landlord's leasing criteria. Such reletting shall be for the account of Tenant for such rent and upon such terms as shall be satisfactory to Landlord without thereby releasing Tenant from any liability hereunder and without demand or notice of any kind to Tenant. For the purpose of such reletting Landlord is authorized to make any repairs, changes, alterations, or additions in or to the Premises as Landlord deems reasonably necessary or desirable. If the Premises are not relet, then Tenant shall pay to Landlord as damages a sum equal to the amount of the rental reserved in this Lease for such period or periods, plus the cost of recovering possession of the Premises (including attorneys' fees and costs of suit), the unpaid Base Rent and other amounts accrued hereunder at the time of repossession, and the costs incurred in any attempt by Landlord to relet the Premises. If the Premises are relet and a sufficient sum shall not be realized from such reletting [after first deducting therefrom, for retention by Landlord, the unpaid Base Rent and other amounts accrued hereunder at the time of reletting, the cost of recovering possession (including attorneys' fees and costs of suit), all of the costs and expense of repairs, changes, alterations, and additions, the expense of such reletting (including without limitation brokerage fees and leasing commissions) and the cost of collection of the rent accruing therefrom] to satisfy the rent provided for in this Lease to be paid, then Tenant shall immediately satisfy and pay any such deficiency. Any such payments due Landlord shall be made upon demand therefor from time to time and Tenant agrees that Landlord may file suit to recover any sums falling due from time to time. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect in writing to terminate this Lease for such previous breach.

                  Exercise by Landlord of any one or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the Premises and/or a termination of this Lease by Landlord, whether by agreement or by operation of law, it being understood that such surrender and/or termination can be effected only by the written agreement of Landlord and Tenant. Any law, usage, or custom to the contrary notwithstanding, Landlord shall have the right at all times to enforce the provisions of this Lease in strict accordance with the terms hereof; and the failure of Landlord at any time to enforce its rights under this Lease strictly in accordance with same shall not be construed as having created a custom in any way or manner contrary to the specific terms, provisions, and covenants of this Lease or as having modified the same. Tenant and Landlord further agree that forbearance or waiver by Landlord to enforce its rights pursuant to this Lease or at law or in equity, shall not be a waiver of Landlord's right to enforce one or more of its rights in connection with any subsequent default. A receipt by Landlord of rent or other payment with knowledge of the breach of any covenant hereof shall not be deemed a waiver of such breach, and no waiver by Landlord of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Landlord. To the greatest extent permitted by law, Tenant waives the service of notice of Landlord's intention to re-enter as provided for in any statute, or to institute legal proceedings to that end, and also waives all right of redemption in case Tenant shall be dispossessed by a judgment or by warrant of any court or judge. The terms "enter," "re-enter," "entry" or "re-entry," as used in this Lease, are not restricted to their technical legal meanings. Any reletting of the Premises shall be on such terms and conditions as Landlord in its sole discretion may determine (including without limitation a term different than the remaining Lease Term, rental concessions, alterations and repair of the Premises, lease of less than the entire Premises to any tenant and leasing any or all other portions of the Project before reletting the Premises). Landlord shall not be liable, nor shall Tenant's obligations hereunder be diminished because of, Landlord's failure to relet the Premises or collect rent due in respect of such reletting. Notwithstanding any provision to the contrary in the Lease, Landlord shall have no right to commence an unlawful detainer or eviction proceeding against Tenant until Tenant has received a written notice from Landlord stating that an Event of Default (as defined under Paragraph 23 of this Lease) has occurred and that unless Tenant cures such default within five (5) days following receipt of such notice, Landlord shall have the right to commence an unlawful detainer or eviction proceeding against Tenant.

         25. TENANT'S REMEDIES/LIMITATION OF LIABILITY. Landlord shall not be in default hereunder unless Landlord fails to perform any of its obligations hereunder within 30 days after written notice from Tenant specifying such failure (unless such performance will, due to the nature of the obligation, require a period of time in excess of 30 days, then after such period of time as is reasonably necessary). All obligations of Landlord hereunder shall be construed as covenants, not conditions; and, except as may be otherwise expressly provided in this Lease, Tenant may not terminate this Lease for breach of Landlord's obligations hereunder. All obligations of Landlord under this Lease will be binding upon Landlord only during the period of its ownership of the Premises and not thereafter. The term "Landlord" in this Lease shall mean only the owner, for the time being of the Premises, and in the event of the transfer by such owner of its interest in the Premises to a person or entity who assumes Landlord's obligations under the Lease in writing, such owner shall thereupon be released and discharged from all obligations of Landlord thereafter accruing, but such obligations shall be binding during the Lease Term upon each new owner for the duration of such owner's ownership. Any liability of Landlord under this Lease shall be limited solely to its interest in the Project, and in no event shall any personal liability be asserted against Landlord in connection with this Lease nor shall any recourse be had to any other property or assets of Landlord.

         26. WAIVER OF JURY TRIAL. TENANT AND LANDLORD WAIVE ANY RIGHT TO TRIAL BY JURY OR TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE PERTAINING TO PAYMENT

OF RENT OR OTHER AMOUNTS DUE HEREUNDER, MAINTENANCE OF THE PROJECT OR PREMISES OR AN EVICTION OF THE TENANT FOR BREACH OF THE LEASE.

         27. SUBORDINATION. This Lease and Tenant's interest and rights hereunder are and shall be subject and subordinate at all times to the lien of any first mortgage, now existing or hereafter created on or against the Project or the Premises, and all amendments, restatements, renewals, modifications, consolidations, refinancing, assignments and extensions thereof, without the necessity of any further instrument or act on the part of Tenant. Tenant agrees, at the election of the holder of any such mortgage, to attorn to any such holder. Tenant agrees upon demand to execute, acknowledge and deliver such instruments, confirming such subordination and such instruments of attornment as shall be requested by any such holder. Tenant hereby appoints Landlord attorney in fact for Tenant irrevocably (such power of attorney being coupled with an interest) to execute, acknowledge and deliver any such instrument and instruments for and in the name of the Tenant and to cause any such instrument to be recorded. Notwithstanding the foregoing, any such holder may at any time subordinate its mortgage to this Lease, without Tenant's consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such mortgage without regard to their respective dates of execution, delivery or recording and in that event such holder shall have the same rights with respect to this Lease as though this Lease had been executed prior to the execution, delivery and recording of such mortgage and had been assigned to such holder. The term "mortgage" whenever used in this Lease shall be deemed to include deeds of trust, security assignments and any other encumbrances, and any reference to the "holder" of a mortgage shall be deemed to include the beneficiary under a deed of trust. Notwithstanding any provision to the contrary, this Lease shall not be subject to or subordinate to any ground or underlying lease or to any lien, mortgage, deed of trust, or security interest hereafter affecting the Premises, nor shall Tenant be required to execute any documents subordinating this Lease, unless the ground lessor, lender, or other holder of the interest to which this Lease would or shall be subordinated executes a recognition and nondisturbance agreement which (i) provides that this Lease shall not be terminated so long as Tenant is not in default under this Lease and (ii) recognizes all of Tenant's rights hereunder. Further, Tenant shall have no obligation to attorn to any successor-in-interest or ground lessor, nor to execute any documents evidencing attornment, unless the successor-in-interest or ground lessor in question assumes, in writing, all obligations of the Landlord under this Lease commencing as of the date of such successor Landlords succession.

         28. MECHANIC'S LIENS. Tenant has no express or implied authority to create or place any lien or encumbrance of any kind upon, or in any manner to bind the interest of Landlord or Tenant in, the Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises and that it will save and hold Landlord harmless from all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the interest of Landlord in the Premises or under this Lease. Tenant shall give Landlord immediate written notice of the placing of any lien or encumbrance against the Premises and cause such lien or encumbrance to be discharged within 30 days of the filing or recording thereof; provided, however, Tenant may contest such liens or encumbrances as long as such contest prevents foreclosure of the lien or encumbrance and Tenant causes such lien or encumbrance to be bonded or insured over in a manner satisfactory to Landlord within such 30 day period.

         29. ESTOPPEL CERTIFICATES. Tenant agrees, from time to time, within 10 days after request of Landlord, to execute and deliver to Landlord, or Landlord's designee, any estoppel certificate requested by Landlord, stating that this Lease is in full force and effect (or specifying in detail the reasons that the Lease is not in full force and effect), the date to which rent has been paid, that Landlord is not in default hereunder (or specifying in detail the nature of Landlord's default), the termination date of this Lease and such other statements of fact pertaining to this Lease as may be requested by Landlord. Tenant's obligation to furnish each estoppel certificate in a timely fashion is a material inducement for Landlord's execution of this Lease.

         30. ENVIRONMENTAL REQUIREMENTS. Except for Hazardous Materials contained in products used by Tenant in de minimis quantities for ordinary cleaning and office purposes, Tenant shall not permit or cause any party to bring any Hazardous Material upon the Premises or store or use any Hazardous Material in or about the Premises without Landlord's prior written consent. Tenant, at its sole cost and expense, shall operate its business in the Premises in compliance with all Environmental Requirements and shall immediately remediate any Hazardous Materials released on or from the Project by Tenant, its agents, employees, contractors, subtenants or invitees. The term "Environmental Requirements" means all applicable present and future statutes, regulations, ordinances, rules, codes, judgments, orders or other similar enactments of any governmental authority or agency regulating or relating to health, safety, or environmental conditions on, under, or about the Premises or the environment, including without limitation, the following: the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"); the Resource Conservation and Recovery Act; and all state and local counterparts thereto, and any regulations or policies promulgated or issued thereunder. The term "Hazardous Materials" means and includes petroleum (as defined in CERCLA) and any substance, material, waste, pollutant, or contaminant listed or defined as hazardous or toxic, under any Environmental Requirements.

                  Tenant shall indemnify, defend, and hold Landlord harmless from and against any and all losses (including, without limitation, diminution in value of the Premises or the Project and loss of rental income from the Project), claims, demands, actions, suits, damages (including, without limitation, punitive damages), expenses (including, without limitation, remediation, corrective action, or cleanup expenses), and costs (including, without limitation, actual attorneys' fees, consultant fees or expert fees) which are brought or recoverable against, or suffered or incurred by Landlord as a result of any release of Hazardous Materials for which Tenant is obligated to remediate as provided above or any other breach of the requirements under this Paragraph 30 by Tenant, its agents, employees, contractors, subtenants, assignees or invitees, regardless of whether Tenant had knowledge of such noncompliance. The obligations of Tenant under this Paragraph 30 shall survive any termination of this Lease.

                  Landlord shall have access to, and a right to perform inspections and tests of, the Premises to determine Tenant's compliance with Environmental Requirements, its obligations under this Paragraph 30, or the environmental condition of the Premises. Access shall be granted to Landlord upon Landlord's prior notice to Tenant and at such times so as to minimize, so far as may be reasonable under the circumstances, any disturbance to Tenant's operations. Such inspections and tests shall be conducted at Landlord's expense, unless such inspections or tests reveal that Tenant has not complied with any Environmental Requirement, in which case Tenant shall reimburse Landlord for the reasonable cost of such inspection and tests. Landlord's receipt of or satisfaction with any environmental assessment in no way waives any rights that Landlord holds against Tenant.

         31. RULES AND REGULATIONS. Tenant shall, at all times during the Lease Term and any extension thereof, comply with all reasonable rules and regulations at any time or from time to time established by Landlord covering use of the Premises and the Project. The current rules and regulations are attached hereto. In the event of any conflict between said rules and regulations and other provisions of this Lease, the other terms and provisions of this Lease shall control. Landlord shall not have any liability or obligation for the breach of any rules or regulations by other tenants in the Project.

         32. SECURITY SERVICE. Tenant acknowledges and agrees that, while Landlord may patrol the Project, Landlord is not providing any security services with respect to the Premises and that Landlord shall not be liable to Tenant for, and Tenant waives any claim against Landlord with respect to, any loss by theft or any other damage suffered or incurred by Tenant in connection with any unauthorized entry into the Premises or any other breach of security with respect to the Premises.

         33. FORCE MAJEURE. Except for Tenant's monetary obligations hereunder, neither Landlord nor Tenant shall be held responsible for delays in the performance of its obligations hereunder when caused by strikes, lockouts, labor disputes, acts of God, inability to obtain labor or materials or reasonable substitutes therefor, governmental restrictions, governmental regulations, governmental controls, delay in issuance of permits, enemy or hostile governmental action, civil commotion, fire or other casualty, and other causes beyond the reasonable control of Landlord ("Force Majeure").

         34. ENTIRE AGREEMENT. This Lease constitutes the complete agreement of Landlord and Tenant with respect to the subject matter hereof. No representations, inducements, promises or agreements, oral or written, have been made by Landlord or Tenant, or anyone acting on behalf of Landlord or Tenant, which are not contained herein, and any prior agreements, promises, negotiations, or representations are superseded by this Lease. This Lease may not be amended except by an instrument in writing signed by both parties hereto.

         35. SEVERABILITY. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby. It is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added, as a part of this Lease, a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

         36. BROKERS. Tenant represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction and that no broker, agent or other person brought about this transaction, other than the broker, if any, set forth on the first page of this Lease, and Tenant agrees to indemnify and hold Landlord harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this leasing transaction.

         37. MISCELLANEOUS. (a) Any payments or charges due from Tenant to Landlord hereunder shall be considered rent for all purposes of this Lease.

         (b) If and when included within the term "Tenant," as used in this instrument, there is more than one person, firm or corporation, each shall be jointly and severally liable for the obligations of Tenant.

         (c) All notices required or permitted to be given under this Lease shall be in writing and shall be sent by registered or certified mail, return receipt requested, or by a reputable national overnight courier service, postage prepaid, or by hand delivery addressed to the parties at their addresses below, and with a copy sent to Landlord at 14100 East 35th Place, Aurora, Colorado 80011. Notices delivered by registered or certified mail, return receipt requested, shall be deemed received on the date the United States Post Office certifies delivery or refusal to accept delivery. Notices sent by a reputable national overnight courier service Shall be deemed received on the next day scheduled for regular delivery, without special request, by such courier. Notices delivered by hand delivery shall be deemed received on the date of delivery. Either party may by notice given aforesaid change its address for all subsequent notices. Except where otherwise expressly provided to the contrary, notice shall be deemed given upon delivery.

         (d) Whenever the approval of any party is required hereunder, such approval shall not be unreasonably withheld or delayed, unless otherwise expressly provided herein.

         (e) At Landlord's request from time to time Tenant shall furnish Landlord with true and complete copies of its most recent annual and quarterly financial statements prepared by Tenant or Tenant's accountants and any other financial information or summaries that Tenant typically provides to its lenders or shareholders. Notwithstanding any provision to the contrary in this Lease,
(i) Tenant shall provide Landlord With its annual financial statements within 90 days of Tenant's fiscal year end, and (ii) Landlord shall be entitled to request additional financial statements from Tenant only if Landlord needs such statements to deliver to a proposed buyer or potential lender of Landlord's, unless such reports are published for the general public. Landlord shall disclose such financial information only to a prospective buyer of the Project and to a prospective lender.

         (f) Notwithstanding any provision to the contrary in this Lease, provided Tenant shall require, at Tenant's sole cost, leasehold title insurance, at the request of Tenant, Landlord will execute and acknowledge a memorandum of lease which Tenant shall have the right to record in the public records. In such event, Tenant shall also execute and deliver a recordable release of such memorandum to be held by Landlord and to be recorded upon termination of the Lease by expiration of its term, by agreement of the parties, judicial order or as reasonably determined, upon 10 days notice to Tenant, by Landlord. Landlord may prepare and file, and upon request by Landlord Tenant will execute, a memorandum of lease.

         (g) The normal rule of construction to the effect mat any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any exhibits or amendments hereto.

         (h) The submission by Landlord to Tenant of this Lease shall have no binding force or effect, shall not constitute an option for the leasing of the Premises, nor confer any right or impose any obligations upon either parry until execution of this Lease by both parties.

         (i) Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

         (j) Any amount not paid by Tenant within 5 days after its due date in accordance with the terms of this Lease shall bear interest from such due date until paid in full at the lesser of the highest rate permitted by applicable law or twelve percent (12%) percent per year. It is expressly the intent of Landlord and Tenant at all tunes to comply with applicable law governing the maximum rate or amount of any interest payable on or in connection with this Lease. If applicable law is ever judicially interpreted so as to render usurious any interest called for under this Lease, or contracted for, charged, taken, reserved, or received with respect to this Lease, then it is Landlord's and Tenant's express intent that all excess amounts theretofore collected by Landlord be credited on the applicable obligation (or, if the obligation has been or would thereby be paid in full, refunded to Tenant), and the provisions of this Lease immediately shall be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

         (k) Construction and interpretation of this Lease shall be governed by the laws of the state in which the Project is located, excluding any principles of conflicts of laws.

         (1) Tune is of the essence as to the performance of Tenant's and Landlord's obligations under this Lease.

         (m) All exhibits and addenda attached hereto are hereby incorporated into this Lease and made a part hereof. In the event of any conflict between such exhibits or addenda and the terms of this Lease, such exhibits or addenda shall control.

         (n) If there is any conflict between the terms and provisions of this Lease and the Rules and Regulations (in the form attached hereto, as reasonably modified by Landlord from tune to time), the provisions of this Lease shall prevail.

         38.      INTENTIONALLY DELETED.

         39. LIMITATION OF LIABILITY OF TRUSTEES, SHAREHOLDERS, AND OFFICERS OF SECURITY CAPITAL INDUSTRIAL TRUST. Any obligation or liability whatsoever of Security Capital Industrial Trust, a Maryland real estate investment trust, which may arise at any time under this Lease or any obligation or liability which may be incurred by it pursuant to any other instrument, transaction, or undertaking contemplated hereby shall not be personally binding upon, nor shall resort for the enforcement thereof be had to the property of, its trustees, directors, shareholders, officers, employees or agents, regardless of whether such obligation or liability is in the nature of contract, tort, or otherwise.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

TENANT:                                LANDLORD:

INSYNC SYSTEMS, INC.                   SECURITY CAPITAL INDUSTRIAL TRUST

By: [ILLEGIBLE]                        BY: [ILLEGIBLE]
    -----------------------------          -----------------------------
TITLE: V.P., CFO and Secretary         TITLE: [ILLEGIBLE]

Address:                               Local Address: [ILLEGIBLE]

1463 Centre Point Drive                9101 Wall Street, Suite 1080
Milpitas, California 95035             Austin, Texas 78754
Telephone: 408-946-3100                Telephone: 512-719-9292
Facsimile:                             Facsimile: 512-719-5353

                              Rules and Regulations

1. The sidewalk, entries, and driveways of the Project shall not be obstructed by Tenant, or its agents, or used by them for any purpose other than ingress and egress to and from the Premises.

2. Tenant shall not place any objects, including antennas, outdoor furniture, etc., in the parking areas, landscaped areas or other areas outside of its Premises, or on the roof of the Project. Tenant may install a nonpenetrating microwave antenna, and picnic and smoking gazebo in designated areas, and in compliance with all laws, and covenants, conditions and restrictions of record with Landlord's prior consent, which shall not be unreasonably withheld.

3. Except for seeing-eye dogs, no animals shall be allowed in the offices, halls, or corridors in the Project.

4. Tenant shall not disturb the occupants of the Project or adjoining buildings by the use of any radio or musical instrument or by the making of loud or improper noises.

5. If Tenant desires telegraphic, telephonic or other electric connections in the Premises, Landlord or its agent will direct the electrician as to where and how the wires may be introduced; and, without such direction, no boring or cutting of wires will be permitted. Any such installation or connection shall be made at Tenant's expense.

6. Except as provided in Paragraph 3, Tenant shall not install or operate any steam or gas engine or boiler, or other mechanical apparatus in the Premises, except as specifically approved in the Lease. The use of oil, gas or inflammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Project.

7. Parking any type of recreational vehicles is specifically prohibited on or about the Project. Except for the overnight parking of operative vehicles, no vehicle of any type shall be stored in the parking areas at any time. In the event that a vehicle is disabled, it shall be removed within 48 hours. There shall be no "For Sale" or other advertising signs on or about any parked vehicle. All vehicles shall be parked in the designated parking areas in conformity with all signs and other markings. All parking will be open parking, and no reserved parking except as shown on Exhibit A, numbering or lettering of individual spaces will be permitted except as specified by Landlord.

8. Tenant shall maintain the Premises free from rodents, insects and other pests.

9. Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of the Rules and Regulations of the Project.

10. Tenant shall not cause any unnecessary labor by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of Tenant by the janitors or any other employee or person.

11. Tenant shall give Landlord prompt notice of any defects in the water, lawn sprinkler, sewage, gas pipes, electrical lights and fixtures, heating apparatus, or any other service equipment affecting the Premises.

12. Tenant shall not permit storage outside the Premises, including without limitation, outside storage of trucks and other vehicles, or dumping of waste or refuse or permit any harmful materials to be placed in any drainage system or sanitary system in or about the Premises.

13. All moveable trash receptacles provided by the trash disposal firm for the Premises must be kept in the trash enclosure areas, if any, provided for that purpose.

14. No auction, public or private, will be permitted on the Premises or the Project.

15. No awnings shall be placed over the windows in the Premises except with the prior written consent of Landlord.

16. The Premises shall not be used for lodging, sleeping or cooking (other than occasional cooking for occupants/employees) or for any immoral or illegal purposes or for any purpose other than that specified in the Lease. No gaming devices shall be operated in the Premises.

17. Tenant shall ascertain from Landlord the maximum amount of electrical current which can safely be used in the Premises, taking into account the capacity of the electrical wiring in the Project and the Premises and the needs of other tenants, and shall not use more than such safe capacity. Landlord's consent to the installation of electric equipment shall not relieve Tenant from the obligation not to use more electricity than such safe capacity.

18. Tenant assumes full responsibility for protecting the Premises from theft, robbery and pilferage.

19. Tenant shall not install or operate on the Premises any machinery or mechanical devices of a nature not directly related to Tenant's ordinary use of the Premises and shall keep all such machinery free of vibration, noise and air waves which may be transmitted beyond the Premises.

                             CONSTRUCTION ADDENDUM
                                       TO
                         BUILD-TO-SUIT LEASE AGREEMENT

                         Dated April 16, 1996, Between

                       Security Capital Industrial Trust
                                      And
                              Insync Systems Inc.

         1.       Standard Specifications and Final Plans: Change Orders.

                  (a) Preparation of Final Plans. Landlord shall furnish or perform at Landlord's sole cost and expense those items of construction and those improvements ("Building Shell") provided for in the Landlord's standard scope of work description and specifications (the "Standard Specifications") attached as Exhibit 1, subject to the provisions of this Addendum. Landlord has provided Tenant with final working drawings and specifications for the Building Shell (the "Final Plans") which are consistent with the Standard Specifications. When Landlord requests Tenant to specify details or layouts, Tenant shall promptly specify same within 3 days thereafter so as not to delay completion of the Building Shell. Any delay in the completion of the Building Shell caused by any Tenant failure to respond promptly to Landlord's requests shall be an Excusable Delay (as hereinafter defined). In addition, Tenant shall pay to Landlord upon demand all increased costs incurred by Landlord in completing the Building Shell to the extent such costs are attributable to any such Tenant caused delays.

                  (b) Change Orders. The Standard Specifications define the entire scope of Landlord's obligation to construct or provide the Building Shell. Tenant shall not be entitled to specify or designate any finishes, grades of materials, or other specifications or details of the construction of the Building Shell which are not specifically provided for in or contemplated by the Standard Specifications unless requested to do so by Landlord. Subject to this paragraph, however, Landlord shall make additions or changes to the Standard Specifications requested by Tenant. If Tenant shall desire any such changes, Tenant shall so advise Landlord in writing (a "Change Order Request") as promptly as possible so as not to delay the orderly development of the Final Plans. All reasonable costs incurred by Landlord in having any Change Order Request reviewed and evaluated shall be reimbursed by Tenant upon demand. Such costs shall include, but not be limited to, the reasonable costs of architects, engineers, and consultants in reviewing and designing any such changes and the cost of contractors in providing cost estimates and constructability, functionality and product availability analyses. Tenant acknowledges and agrees that (i) Landlord shall not be obligated to accept any Change Order Request if in the judgment of Landlord the requested change would have an adverse effect on the quality, useful life, value, functionality or costs of operating or maintaining the Building Shell; (ii) Tenant shall bear all costs and expenses associated with incorporating into the Final Plans and the Building Shell any Change Order Request accepted by Landlord, including without limitation an administrative fee to Landlord equal to 15 percent of the increased cost resulting from such change; (iii) Landlord shall not be obligated to accept the least expensive method of incorporating the requested change if in the judgment of Landlord, such method does not incorporate sound construction practices; (iv) if the Change Order Request affects the roof, slab, structural components or systems or equipment to be installed within the Building Shell or the future serviceability of the Building Shell, and the Landlord determines that in order to lease the building to any subsequent tenant, additional work will have to be done to remove the effect of such change, the anticipated costs of restoring the Building Shell to the condition it would have be in but for such change will also be borne by the Tenant at the time the Tenant's change is incorporated into the Building Shell; (v) any delays in the development of the Final Plans or completion of the Building Shell caused by and directly related to Tenant's Change Order Request and incorporating any such change into the Final Plans and Building Shell shall constitute an Excusable Delay (as defined in Paragraph 5 below); and (vi) to the extent Tenant specifies any items which have not been recommended by Landlord, Tenant assumes full responsibility for their performance. Upon agreement between Landlord and Tenant on the change that will be incorporated into the Final Plans and Building

Shell as a result of a Change Order Request, and the cost of such change, the Landlord and Tenant shall execute a change order (a "Change Order") setting forth the parties' agreement as to such terms.

                  (c) Approval of Final Plans. Landlord has submitted the Final Plans to Tenant and Tenant has approved the Final Plans. Landlord shall have the right to modify the Final Plans provided such changes are reasonably consistent with the Standard Specifications.

                  (d)      Intentionally deleted.

                  (e) Change Orders During Construction. In the event that subsequent to the completion and approval of the Final Plans, Tenant desires to make a change in the work provided for therein, the parties shall proceed in accordance with the foregoing provisions relating to changes requested during the development of the Final Plans.

         2. Project Representatives. Landlord hereby designates Stanley Thomas to serve as Landlord's representative and Tenant hereby designates Terry Bielss to serve as Tenant's representative during the design and construction of the Building Shell. All communications between Landlord and Tenant relating to the design and construction of the Building Shell shall be forwarded to or made by such party's representative. In addition, no Change Order shall be binding on Landlord unless executed by a Vice President or Managing Director and no Change Order shall be binding on Tenant unless executed by Terry Bielss, Director of Facilities.

         3.       Dispute Resolution.

                  (a) Conference of Senior Representatives. The parties shall make good faith efforts to resolve any dispute which may arise under this Construction Addendum in an expedient manner. In the event, however, that any dispute arises, either party may notify the other party of its intent to invoke the dispute resolution procedure herein set forth by delivering written notice to the other party. In such event, if the parties' respective representatives are unable to reach agreement on the subject dispute within 10 business days after delivery of such notice, then each party shall, within 5 business days thereafter, designate a senior executive officer of its management to meet at a mutually agreed location to resolve the dispute.

                  (b) Arbitration. Subject to the dollar limitation set forth below, disputes as to the date of Substantial Completion and any work required to be performed by Landlord hereunder that are not resolved within 5 days by agreement between the designated executive officers, may be submitted to arbitration if either party so elects, by delivering written notice to the other party within 10 days after the expiration of such 5 day period. In such event, the subject dispute shall be resolved by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, subject to the requirement that a single arbitrator unaffiliated with either party shall decide each matter in dispute within 15 days of the date of his selection, based solely upon the written statements of position submitted by each party and subject to the right of Landlord to join in any such arbitration the Architect of Record and any contractor whose work is the subject of any such arbitration. The parties consent to the jurisdiction of any appropriate court to enforce these arbitration provisions and to enter judgments upon the decision of the arbitration. Unless otherwise required by state law, arbitration shall be conducted in Austin, Texas. In the event of an arbitration, the losing party shall pay the cost of arbitrator and the arbitration, but each party shall bear its own attorneys' fees and costs in preparing for and participating in such arbitration. Only those disputes described above that do not involve an amount exceeding $100,000.00 shall be subject to mandatory arbitration pursuant to this Paragraph 3 provided that in any arbitration between Landlord and contractor, either Landlord or Tenant shall be entitled to require that Tenant participate and be bound as a party-in-interest. No other disputes shall be subject to arbitration.

         4. Tenant's Installations. Subject to applicable ordinances and building codes governing Tenant's right to occupy or perform in the Premises, and to the provisions of the Lease regarding Tenant-Made Alterations, which apply to the Tenant's initial installations before Substantial Completion as well as any after Substantial

Completion, Tenant shall be allowed to install its improvements, machinery, equipment, fixtures, or other personal property on the Premises when, in Landlord's opinion, such installation will not interfere with Landlord's completion of construction, provided that Tenant does hereby agree to assume all risk of loss or damage to its machinery, equipment, fixtures, and other personal property, including any loss or damage resulting from the negligence of Landlord and to indemnify, defend, and hold Landlord harmless from any and all liability, loss, or damage arising from any injury to the property of Landlord, its contractors, subcontractors, or materialmen, and any death or personal injury to any person or persons arising out of such occupancy or installation. To the extent Tenant uses any of Landlord's contractors or subcontractors in connection with the installation of its improvements, Tenant acknowledges and agrees that Landlord's work shall take priority over that of the Tenant and that Tenant shall not divert Landlord's contractors or subcontractors from the performance of their work obligations for Landlord.

                  Notwithstanding anything else to the contrary provided herein, subject to delays caused by Force Majeure, Landlord shall pay liquidated damages to Tenant equal to one hundred sixty-six dollars ($166.00) per day for each day after July 1, 1996 and before the date on which Landlord provides Tenant access to the Premises for purposes of installing its mechanical systems (in accordance with the preceding paragraph); and one hundred sixty-six dollars ($166.00) per day for each day after July 15, 1996 and before the date on which Landlord provides Tenant access to the Premises for purposes of installing the balance of its Tenant Improvements (subject to the preceding paragraph). Notwithstanding anything to the contrary in the forgoing sentence, the maximum amount per day payable by Landlord to Tenant shall be one hundred sixty-six dollars ($166.00). In the event Landlord fails to grant Tenant the access described in the foregoing sentence on the referenced dates, Landlord shall work in good faith with Tenant to accelerate the pace of construction to return the Project to an estimated Commencement Date of October 1, 1996.

                  Further, in the event Landlord has failed to grant Tenant the access described in the preceding paragraph on the referenced dates, and the Premises is not ready for Tenant's occupancy as of October 1, 1996, (the "Extended Rent Commencement Date") the Extended Rent Commencement Date shall be extended for each day for which Landlord has paid Tenant $166.00 as described in the preceding paragraph.

         5.       Substantial Completion.

                  (a) Determination of Substantial Completion. Landlord shall diligently proceed with the construction of the Building Shell to achieve Substantial Completion on or before the dates set forth in the Schedule or as otherwise agreed by the parties. "Substantial Completion" shall be deemed to have occurred on the date upon which the architect who prepared the Final Plans ("Architect of Record") certifies that the Building Shell and Tenant Improvements have been completed in substantial accordance with the Final Plans subject only to completion of punch list items which do not materially interfere with the utilization of the Building Shell for the purposes for which they were intended.

                  (b) Inspection and Punch List. Landlord shall notify Tenant in writing approximately [10] days before the estimated date of Substantial Completion. Within [5] business days of the anticipated date of Substantial Completion, Landlord and Tenant shall jointly inspect the Improvements and agree upon a punch list of items in accordance with the Final Plans needing completion or correction. As soon as Substantial Completion has been achieved, Landlord shall notify Tenant in writing of the date certified by the Architect of Record as the date of Substantial Completion. Landlord shall use all reasonable diligent efforts to complete all punch list items within [30] days after agreement upon the punch list, subject, however, to long lead time items which must be ordered and to seasonal requirements for any landscaping and exterior work.

                  (c) Acceptance. Upon the Commencement Date, Tenant shall, upon demand, execute and deliver to Landlord a letter of acceptance of delivery of the Premises and confirmation of the Commencement Date. If Tenant occupies any portion of the Premises prior to Substantial Completion or the Commencement Date, the terms of this Lease shall apply to such occupancy or use of the Premises by Tenant. Except for incomplete punch list items referred to above, Tenant upon the Commencement Date shall have and hold the Premises as the same shall then be without any liability or obligation on the part of Landlord under this Lease for making any further alterations improvements of any kind in or about the Premises during the Lease Term, or any extension or renewal thereof.

                  (d) Tenant-Caused Delay. If Substantial Completion is delayed as a direct result of Tenant Change Orders, Tenant's interference with the construction of the Building Shell, delays resulting from Tenant's using Landlord's contractors and/or subcontractors to complete Tenant's installations), or Tenant's failure to promptly respond to Landlord's request to specify details or layouts or other matters, then the Commencement Date shall be deemed to have occurred when in the opinion of the Architect of Record, Substantial Completion would have otherwise occurred, and, any additional costs incurred by Landlord in completing the Building Shell as a result of such Tenant-caused delays shall be reimbursed by Tenant upon Landlord's reasonable determination that such costs were directly caused by Tenant's delay.

         6. Excusable Delay. In connection with obtaining the necessary permits and approvals for the Improvements and the construction of the Improvements, if any delay in obtaining such permits and approvals or in such construction is caused or contributed to by the act or neglect of Tenant, or those acting for or under Tenant, or should there occur any delay in obtaining any building permits or approvals required for the Improvements, labor disputes, casualties, acts of God or the public enemy, governmental embargo restrictions, shortages of fuel, labor or building materials, action or non-action of public utilities, or of applicable governmental authority or building officers affecting the work, adverse weather conditions, or other causes beyond Landlord's reasonable control ("Excusable Delay"), then the time required in the schedule to achieve Substantial Completion shall be extended for such period of time as may be necessary to compensate for delay.

         7. Tenant Improvements. Tenant will furnish or perform those items of construction and those improvements (the "Tenant Improvements") specified or referenced in Exhibit 2 attached hereto. Landlord shall pay for the Tenant Improvements up to a maximum amount of $1,760,000.00 (the "TI Allowance"), and in no event shall Landlord have any obligation to pay for any costs of the Tenant Improvements in excess of such amount. If the cost of the Tenant Improvements exceeds such amount, any estimated overage in excess of such amount shall be paid by Tenant. Further, Tenant shall repay Landlord for $1,337,600.00 ($19 psf) of the TI Allowance, together with interest at 10.75% per annum, in equal monthly installments over the Lease Term of $28,923.00 (the "TI Amortization"). Tenant shall have the right to select its own contractors subject to Landlord's consent of such contractors, which shall not be unreasonably withheld.

                                   ADDENDUM II

                LETTER OF CREDIT FOR ADDITIONAL SECURITY DEPOSIT

                  ATTACHED TO AND A PART OF THE LEASE AGREEMENT
                          DATED APRIL 16, 1996, BETWEEN
                        SECURITY CAPITAL INDUSTRIAL TRUST
                                       and
                              INSYNC SYSTEMS, INC.

         The Additional Security Deposit shall be in the form of an unconditional, irrevocable letter of credit from a bank reasonably acceptable to Landlord. The letter of credit shall either provide that it does not expire until the end of the Lease term or, if it is for less than the full term of the Lease, shall be renewed by Tenant at least 30 days prior to its expiration during the term of the Lease. The letter of credit shall provide that it may be drawn down upon by Landlord at any time Landlord delivers its site draft to the bank. If Landlord sells or conveys the Premises, Tenant shall, at Landlord's request, cooperate in having the letter of credit transferred to the purchaser. If the letter of credit is ever drawn upon by Landlord pursuant to the terms of the Lease and this Addendum, Tenant shall within ten (10) days thereafter cause the letter of credit to be restored to its original amount.

         The form of the Letter of Credit, Sight Draft, Drawing Request and Notice of Assignment are attached hereto as Annex II-1, II-2, II-3 and II-4 respectively.

         Landlord will release the letter of credit after three years provided Tenant meets the following criteria:

         1.       Timely compliance with all lease terms during the three years;

         2. An increase in gross sales and net worth by 50% over the three years (using as a base year the financial statements attached as Annex II-6), as established by audited financial statements;

         3.       No decrease in operating margin during the period;

         4. No increase in the debt-to-total-capital ratio over the period.

         Further, the Letter of Credit shall be reduced annually on a pro rata basis in accordance with Annex II-5.

                                                                      ANNEX II-1

                            FORM OF LETTER OF CREDIT

                      [LETTERHEAD OF LETTER OF CREDIT BANK]

                                     [DATE]

Security Capital Industrial Trust
14100 E. 35th Place
Aurora, Colorado 80011

Attention: Tom Ray

         Re:      Irrevocable Transferrable Letter of Credit

                  No._______________________________________

Beneficiary:

         By order of our client, Insync Systems, Inc. (the "Applicant"), we hereby establish this Irrevocable Transferrable Letter of Credit No.______________________________in your favor for an amount up to but not exceeding the aggregate sum of Six Hundred Thirty-Five Thousand and No/100 Dollars ($635,000) (as reduced from time to time in accordance with the terms hereof, the "Letter of Credit Amount"), effective immediately, and expiring on the close of business at our office at the address set forth above one year from the date hereof unless renewed as hereinafter provided.

         Funds under this Letter of Credit are available to you on or prior to the expiry date against presentation by you of your (i) sight drafts drawn on us in the form of Annex 1 hereto, indicating this Letter of Credit number and (ii) request in the form of Annex 2 hereto (such sight draft and request, together referred to as a "Drawing Request"), sight draft(s), completed and signed by one of your officers. Presentation of your Drawing Requests may be made by you to us at the address set forth above or may be made by facsimile transmission, to the following facsimile number_____________________________. You may present to us one or more Drawing Requests from time to time prior to the expiry date in an aggregate amount not to exceed the Letter of Credit Amount then in effect (it being understood that the honoring by us of each Drawing Request shall reduce the Letter of Credit Amount then in effect).

         This Letter of Credit will be automatically renewed for a one-year period upon the expiration date set forth above and upon each anniversary of such date, unless at least sixty (60) days prior to such expiration date, or prior to any anniversary of such date, we notify both you and the Applicant in writing by certified mail that we elect not to so renew the Letter of Credit.

         This Letter of Credit sets forth in full the terms of our undertaking and such undertaking shall not in any way be modified, amended or amplified by reference to any document or instrument referred to herein or in which this Letter of Credit is referred to or to which this Letter of Credit relates, and no such reference shall be deemed to incorporate herein by reference any document or instrument.

         All bank charges and commissions incurred in this transaction are for the Applicant's account.

         This Letter of Credit is transferrable by you and your successors and assigns any number of times in its entirety and not in part, but only by delivery to us of a Notice of Assignment in the form of Annex 3 hereto.

         We hereby agree with the drawers, endorsers, and bona fide holders of drafts drawn under and in compliance with the terms of this Letter of Credit that such drafts will be duly honored upon presentation to the drawee from our own funds and not the funds of the Applicant and shall be available to such drawers, endorsers, and bona fide holders, as the case may be, on or before noon, New York time, on the Business Day (defined below) next following the date on which such drafts are received by us. "Business Day" shall mean any day which is not a Saturday, Sunday or day on which we are required or authorized by law to be closed in New York, New York.

         To the extent not inconsistent with the express terms hereof, this Letter of Credit shall be governed by, and construed in accordance with, the terms of the Uniform Customs and Practice for Commercial Documentary Credits (1993 Revision), I.C.C. Publication No. 500 (the "UCP 500") and as to matters not governed by the UCP 500, this Letter of Credit shall be governed by and construed in accordance with the laws of the State of New York.

                                                 Very truly yours,

                                                 [NAME OF LETTER OF CREDIT BANK]

                                                 By: ___________________________
                                                     Name:
                                                     Title:

                                                                      ANNEX II-2

                                   SIGHT DRAFT

                                                                   ________,199_

         For value received, at sight pay to the order of SECURITY CAPITAL INDUSTRIAL TRUST, the sum of [Amount in words] [Amount in Figures] United States Dollars drawn under [Name of Letter of Credit Bank] Irrevocable Transferrable Letter of Credit No. _________________dated ____________, 199___________.

                                               SECURITY CAPITAL INDUSTRIAL TRUST

                                               By: _____________________________
                                                   Name:
                                                   Title:

                                                                      ANNEX II-3

                                 DRAWING REQUEST

                                                                   _______, 199_

[NAME AND ADDRESS OF LETTER
OF CREDIT BANK]

                  Re: Irrevocable Transferable Letter of Credit No._____(the
                      "Letter of Credit")

         The undersigned (the "Beneficiary"), hereby certifies to [Name of Letter of Credit Bank] (the "Issuer") that:

         (a) The Beneficiary is making a request for payment in lawful currency of the United States of America under Irrevocable Transferrable Letter of Credit No._______(the "Letter of Credit") in the amount of $_______.

         (b) The Letter of Credit Amount (as defined in the Letter of Credit) as of the date hereof and prior to payment of the amount demanded in this Drawing Request is $__________________. The amount requested by this Drawing Request does not exceed the Letter of Credit Amount.

         [(c)     Demand is made for payment under the Letter of Credit as a result of the occurrence and continuation of an Event of Default (as defined in the Lease Agreement).]

         Please wire transfer the proceeds of the drawing to the following account of the Beneficiary at the financial institution indicated below:

                        ________________________________
                        ________________________________
                        ________________________________

         Unless otherwise defined, all capitalized terms used herein have the meanings provided in, or by reference in, the Letter of Credit.

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Drawing Request as of the ____ day of ____________, 199__.

                                     SECURITY CAPITAL INDUSTRIAL TRUST

                                     By: _______________________________________
                                         Name:
                                         Title:

                                                                      ANNEX II-4

                              NOTICE OF ASSIGNMENT

                                                              ___________ , 199_

[NAME AND ADDRESS OF LETTER
OF CREDIT BANK]

         Re: Irrevocable Transferable Letter of Credit No. ________________

         The undersigned (the "Beneficiary"), hereby notifies [Name of Letter of Credit Bank] (the "Issuer") that it has irrevocably assigned the above-referenced Letter of Credit to________________(the "Assignee") with an address at _______________ effective as of the date the Issuer receives this Notice of Assignment. The Assignee acknowledges and agrees that the Letter of Credit Amount may have been reduced pursuant to the terms thereof, and that the Assignee is bound by any such reduction.

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Notice of Assignment as of this ____ day of __________, 199_.

                                     SECURITY CAPITAL INDUSTRIAL TRUST

                                     By:____________________________________
                                        Name:
                                        Title:

Agreed:

[Assignee]

_____________________

INTENTIONALLY DELETED; SEE EXHIBIT II (TENANT IMPROVEMENT SCOPE OF WORK)

                                   ADDENDUM IV

                              THREE RENEWAL OPTIONS

                  ATTACHED TO AND A PART OF THE LEASE AGREEMENT
                          DATED APRIL 16, 1996, BETWEEN
                        SECURITY CAPITAL INDUSTRIAL TRUST
                                       and
                              INSYNC SYSTEMS, INC.

         (a) Provided that as of the time of the giving of the First Extension Notice and the Commencement Date of the First Extension Term, (x) Tenant is the Tenant originally named herein, (y) Tenant actually occupies not less than 50% of the Premises initially demised under this Lease and any space added to the Premises, and (z) no Event of Default exists or would exist but for the passage of time or the giving of notice, or both; then Tenant shall have the right to extend the Lease Term for that portion of the Premises then leased and occupied by Tenant, excluding any square footage subleased by Tenant as of the First Extension Notice, for an additional term of three (3) years (such additional term is hereinafter called the "First Extension Term") commencing on the day following the expiration of the Lease Term (hereinafter referred to as the "Commencement Date of the First Extension Term"). Tenant shall give Landlord notice (hereinafter called the "First Extension Notice") of its election to extend the term of the Lease Term at least nine (9) months, but not more than 12 months, prior to the scheduled expiration date of the Lease Term.

         (b) Provided that as of the time of the giving of the Second Extension Notice and the Commencement Date of the Second Extension Term, (x) Tenant is the Tenant originally named herein, (y) Tenant actually occupies not less than 50% of the Premises initially demised under this Lease and any space added to the Premises, and (z) no Event of Default exists or would exist but for the passage of time or the giving of notice, or both and provided Tenant has exercised its option for the First Extension Term; then Tenant shall have the right to extend the Lease Term for that portion of the Premises then leased and occupied by Tenant, excluding any square footage subleased by Tenant as of the Second Extension Notice, for an additional term of three (3) years (such additional term is hereinafter called the "Second Extension Term") commencing on the day following the expiration of the First Extension Term (hereinafter referred to as the "Commencement Date of the Second Extension Term"). Tenant shall give Landlord notice (hereinafter called the "Second Extension Notice") of its election to extend the term of the Lease Term at least nine (9) months, but not more than 12 months, prior to the scheduled expiration date of the First Extension Term.

         (c) Provided that as of the time of the giving of the Third Extension Notice and the Commencement Date of the Third Extension Term, (x) Tenant is the Tenant originally named herein, (y) Tenant actually occupies not less than 50% of the Premises initially demised under this Lease and any space added to the Premises, and (z) no Event of Default exists or would exist but for the passage of time or the giving of notice, or both and provided Tenant has exercised its option for the Second Extension Term; then Tenant shall have the right to extend the Lease Term for that portion of the Premises then leased and occupied by Tenant, excluding any square footage subleased by Tenant as of the Third Extension Notice, for an additional term of three (3) years (such additional term is hereinafter called the "Third Extension Term") commencing on the day following the expiration of the Second Extension Term (hereinafter referred to as the "Commencement Date of the Third Extension Term"). Tenant shall give Landlord notice (hereinafter called the "Third Extension Notice") of its election to extend the term of the Lease Term at least nine (9) months, but not more than 12 months, prior to the scheduled expiration date of the First Extension Term.

         (d) The Base Rent payable by Tenant to Landlord during the First Extension Term shall be the greater of (i) the Base Rent per square foot applicable to the last year of the initial Lease term and (ii) the then prevailing market rate for comparable space in the Project and comparable buildings in the vicinity of the Project, taking into account the size of the Lease, the length of the renewal term, market escalations and the credit of Tenant. The Base Rent shall not be reduced by reason of any costs or expenses saved by Landlord by reason of Landlord's not having to find a new tenant for such premises (including, without limitation, brokerage commissions, costs of improvements, rent concessions or lost rental income during any vacancy period) nor increased for the value of the Tenant Improvements installed and paid for by Tenant. In the event Landlord and Tenant fail to reach an agreement on such rental rate and execute the Amendment (defined below) at least 8 months prior to the expiration of the Lease, then Tenant's exercise of the renewal option shall be deemed withdrawn and the Lease shall terminate at the end of the Initial Term.

         (e) The Base Rent payable by Tenant to Landlord during the Second Extension Term shall be the greater of (i) the Base Rent per square foot applicable to the last year of the First Extension term and (ii) the then prevailing market rate for comparable space in the Project and comparable buildings in the vicinity of the Project, taking into account the size of the Lease, the length of the renewal term, market escalations and the credit of Tenant. The Base Rent shall not be reduced by reason of any costs or expenses saved by Landlord by reason of Landlord's not having to find a new tenant for such premises (including, without limitation, brokerage commissions, costs of improvements, rent concessions or lost rental income during any vacancy period) nor increased for the value of the Tenant Improvements installed and paid for by Tenant. In the event Landlord and Tenant fail to reach an agreement on such rental rate and execute the Amendment (defined below) at least 5 months prior to the expiration of the Lease, then Tenant's exercise of the renewal option shall be deemed withdrawn and the Lease shall terminate at the end of the First Extension Term.

         (f) The Base Rent payable by Tenant to Landlord during the Third Extension Term shall be the greater of (i) the Base Rent per square foot applicable to the last year of the Second Extension Term and (ii) the then prevailing market rate for comparable space in the Project and comparable buildings in the vicinity of the Project, taking into account the size of the Lease, the length of the renewal term, market escalations and the credit of Tenant. The Base Rent shall not be reduced by reason of any costs or expenses saved by Landlord by reason of Landlord's not having to find a new tenant for such premises (including, without limitation, brokerage commissions, costs of improvements, rent concessions or lost rental income during any vacancy period) nor increased for the value of the Tenant Improvements installed and paid for by Tenant. In the event Landlord and Tenant fail to reach an agreement on such rental rate and execute the Amendment (defined below) at least 5 months prior to the expiration of the Lease, then Tenant's exercise of the renewal option shall be deemed withdrawn and the Lease shall terminate at the end of the Second Extension Term.

         (g) The determination of Base Rent does not reduce the Tenant's obligation to pay or reimburse Landlord for operating expenses and other reimbursable items as set forth in the Lease, and Tenant shall reimburse and pay Landlord as set forth in the Lease with respect to such operating expenses and other items with respect to the Premises during the First Extension Term, Second Extension Term and third Extension Term without regard to any cap on such expenses set forth in the Lease.

         (h) Except for the Base Rent as determined above, Tenant's occupancy of the Premises during the Extension Terms shall be on the same terms and conditions as are in effect immediately prior to the expiration of the initial Lease Term; provided, however, Tenant shall have no further right to any allowances, credits or abatements or any options to expand, contract, renew or extend the Lease.

         (i) If Tenant does not give the First Extension Notice within the period set forth in paragraph (a) above, Tenant's right to extend the Lease Term for the First Extension Term, the Second Extension Term and the Third Extension Term shall automatically terminate. If Tenant does not give the Second Extension Notice within the period set forth in paragraph (b) above, Tenant's right to extend the Lease Term for the Second Extension Term and the Third Extension Term shall automatically terminate. If Tenant does not give the Third Extension Notice within the period set forth in paragraph (c) above, Tenant's right to extend the Lease Term for the Third Extension Term shall automatically terminate. Time is of the essence as to the giving of the First Extension Notice, Second Extension Notice, and Third Extension Notice.

         (j) Landlord shall have no obligation to refurbish or otherwise improve the Premises for the Extension Term. The Premises shall be tendered on the Commencement Date of the First Extension Term, the Second Extension Term, and the Third Extension Term in "as-is" condition.

         (k) If the Lease is extended for the First Extension Term, Second Extension Term, or Third Extension Term then Landlord shall prepare and Tenant shall execute an amendment to the Lease confirming the extension of the Lease Term and the other provisions applicable thereto (the "Amendment").

         (l) If Tenant exercises its right to extend the term of the Lease for the First Extension Term, Second Extension Term, or Third Extension Term pursuant to this Addendum, the term "Lease Term" as used in the Lease, shall be construed to include, when practicable, the First Extension Term, Second Extension Term, or Third Extension Term as applicable, except as provided in (h) above.

                                   ADDENDUM V

                          RIGHT OF FIRST OFFER (LEASE)

                  ATTACHED TO AND A PART OF THE LEASE AGREEMENT
                          DATED APRIL 16, 1996 BETWEEN
                        SECURITY CAPITAL INDUSTRIAL TRUST
                                       and
                              INSYNC SYSTEMS, INC.

         (a) "Offered Space" shall mean (i) during the initial Term only, space in Buildings 4 and 5 of Corridor Park Corporate Center, Austin, Texas, which becomes available after an initial tenant has occupied such space and such tenant has elected not to extend or renew its term; and (ii) during the First Extension Term only, space in Building 5 of Corridor Park Corporate Center in excess of 32,000 contiguous square feet which becomes available after the initial or then current tenant has elected not to extend or renew its term. There shall be no "Offered Space" following the First Extension Term.

         (b) Provided that as of the date of the giving of Landlord's Notice, (x) Tenant is the Tenant originally named herein, (y) Tenant actually occupies all of the Premises originally demised under this Lease and any premises added to the Premises, and (z) no Event of Default or event which but for the passage of time in the giving of notice, or both, would constitute an Event of Default has occurred and is continuing, if at any time during that portion of the Lease Term described in paragraph (a) above, any lease for any portion of the Offered Space shall expire, then Landlord, before offering such Offered Space to anyone, other than the tenant then occupying such space (or its affiliates), shall offer to Tenant the right to include the Offered Space within the Premises on the same terms and conditions upon which Landlord intends to offer the Offered Space for lease.

         (c) Such offer shall be made by Landlord to Tenant in a written notice (hereinafter called the "First Offer Notice") which offer shall designate the space being offered and shall specify the terms which Landlord intends to offer with respect to any such Offered Space. Tenant may accept the offer set forth in the First Offer Notice by delivering to Landlord an unconditional acceptance (hereinafter called "Tenant's Notice") of such offer within 15 business days after delivery by Landlord of the First Offer Notice to Tenant. Time shall be of the essence with respect to the giving of Tenant's Notice. If Tenant does not accept (or fails to timely accept) an offer made by Landlord pursuant to the provisions of this Addendum with respect to the Offered Space designated in the First Offer Notice, Landlord shall be under no further obligation with respect to such space by reason of this Addendum, except as provided in paragraph (e) below.

         (d) Tenant must accept all Offered Space offered by Landlord at any one time if it desires to accept any of such Offered Space and may not exercise its right with respect to only part of such space. In addition, if Landlord desires to lease more than just the Offered Space to one tenant, Landlord may offer to Tenant pursuant to the terms hereof all such space which Landlord desires to lease, and Tenant must exercise its rights hereunder with respect to all such space and may not insist on receiving an offer for just the Offered Space.

         (e) If Tenant at any time declines any Offered Space offered by Landlord, Tenant shall be deemed to have irrevocably waived all further rights under this Addendum concerning that Offered Space, and Landlord shall be free to lease the Offered Space to third parties including on terms which may be less favorable to Landlord than those offered to Tenant. Notwithstanding the foregoing, in the event Tenant waives its rights hereunder and Landlord is subsequently willing to lease the Offered Space for less than 90% of the net effective rent set forth in the Offer Notice, Landlord shall revise the First Offer Notice to reflect such terms and submit a Revised Offer Notice (the "Revised Offer Notice") to Tenant. The procedures with respect to the Revised Offer Notice shall be the same as those respecting the Offer Notice as set forth above.

         (f) Landlord shall not be required to give Tenant more than one First Offer Notice in any 9 month period for any specific space.

                                  ADDENDUM V-1

                    RIGHT OF FIRST OFFER (SALE OF BUILDING 6)

                  ATTACHED TO AND A PART OF THE LEASE AGREEMENT
                          DATED April 16, 1996 BETWEEN
                        SECURITY CAPITAL INDUSTRIAL TRUST
                                       and
                              INSYNC SYSTEMS, INC.

         (a) "Offered Building" shall mean Building 6 Corridor Park Corporate Center 6, Austin, Texas.

         (b) During the Initial Term hereof, and provided that as of the date of the giving of Landlord's Notice, (x) Tenant is the Tenant originally named herein, (y) Tenant actually occupies not less than 50% of the Premises originally demised under this Lease and any premises added to the Premises, and
(z) no Event of Default or event which but for the passage of time in the giving of notice, or both, would constitute an Event of Default has occurred and is continuing, if at any time Landlord desires to sell the Offered Building separately from any other building, then Landlord, before offering such Offered Building to anyone, shall offer to Tenant the right to purchase the Offered Building on the same terms and conditions upon which Landlord intends to offer the Offered Building for sale.

         (c) Such offer shall be made by Landlord to Tenant in a written notice (hereinafter called the "First Offer Notice") which offer shall designate the space being offered and shall specify the terms which Landlord intends to offer with respect to the Offered Building, which may be set forth in Landlord's standard form of sale contract. Tenant may accept the offer set forth in the First Offer Notice by delivering to Landlord an unconditional acceptance (hereinafter called "Tenant's Notice") of such offer within 15 business days after delivery by Landlord of the First Offer Notice to Tenant. Time shall be of the essence with respect to the giving of Tenant's Notice. If Tenant does not accept (or fails to timely accept) an offer made by Landlord pursuant to the provisions of this Addendum with respect to the Offered Building designated in the First Offer Notice, Landlord shall be under no further obligation with respect to such space by reason of this Addendum, except as provided in paragraph (e) below.

         (d) If Tenant at any time declines any Offered Building offered by Landlord, Tenant shall be deemed to have irrevocably waived all further rights under this Addendum, and Landlord shall be free to lease the Offered Building to third parties including on terms which may be less favorable to Landlord than those offered to Tenant. Notwithstanding the foregoing, in the event Tenant waives its rights hereunder and Landlord is subsequently willing to sell the Offered Space for less than 90% of the net effective economic terms set forth in the Offer Notice, Landlord shall revise the First Offer Notice to reflect such terms and submit a Revised Offer Notice (the "Revised Offer Notice") to Tenant. The procedures with respect to the Revised Offer Notice shall be the same as those respecting the Offer Notice as set forth above.

         (e) Section 1031 Exchange. In the event Tenant and Landlord enter into an Agreement of Purchase and Sale pursuant to this Addendum, Tenant agrees that Landlord may consummate the sale of the Property as part of a so-called like kind exchange (the "Exchange") pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended (the "Code"), provided that: (i) the Closing shall not be delayed or affected by reason of the Exchange nor shall the consummation or accomplishment of the Exchange be a condition precedent or condition subsequent to Landlord's obligations under this Agreement; (ii) Landlord shall effect the Exchange through an assignment of this Agreement, or its rights under this Agreement, to a qualified intermediary; (iii) Landlord shall pay any additional costs that would not otherwise have been incurred by Landlord or Tenant had Landlord not consummated its purchase through the Exchange. Tenant shall not by this agreement or acquiescence to the Exchange (i) have its rights under the Purchase Agreement affected or diminished in any manner or (2) be responsible for compliance with or be deemed to have warranted to Landlord that the Exchange in fact complies with Section 1031 of the Code.

                                    EXHIBIT 1

                 STANDARD SPECIFICATIONS AND TENANT IMPROVEMENTS

I.       BUILDING SHELL:

GENERAL REQUIREMENTS

         The Building Shell shall include the design and construction of exterior site work, utility lines installed to the building (other than electric lines as described below), landscaping, parking and track court areas, building foundation systems and slab, walls, and roof system. The total area of the shell and building pad area will be as shown on the Final Plans previously sent to and approved by Tenant.

         The Building Shell shall exclude all interior improvements and related design fees unless otherwise noted herein.

CLEAR HEIGHT

         The clear height of the Building shall be 24' 0" to the bottom of the deepest structural membrane.

LANDSCAPING

         The Building Shell shall include landscaping as determined by Landlord; however, with respect to the Detention Pond area, the Building Shell shall include landscaping substantially similar to that shown by the Detention Pond Landscape Plan previously agreed upon by Landlord and Tenant.

CONCRETE SLAB FLOOR

         Flatness and levelness criteria of the flat areas (areas other than those requiring drams and curvature) of the floor shall conform to the following criteria:

         Floor Flatness:                                  F(F)-25 minimum
         Floor Levelness:                                 F(L)-25 minimum

         Concrete slab floors shall be reinforced with a mat of deformed reinforcing bars placed at mid-depth of the slab as designed by the project structural engineer. Slabs shall be poured over a prepared base of compacted aggregate base course material per the recommendations of the project geotechnical engineer. Concrete strength shall be a minimum of 4,000 psi.

                                   ADDENDUM VI

                               CANCELLATION OPTION

                  ATTACHED TO AND A PART OF THE LEASE AGREEMENT
                          DATED APRIL 16 1996, BETWEEN
                        SECURITY CAPITAL INDUSTRIAL TRUST
                                       AND
                              INSYNC SYSTEMS, INC.

         Provided (i) no Event of Default shall then exist and no condition shall then exist which with the passage of time or giving of notice, or both, would constitute an Event of Default; and (ii) Tenant has entered into a binding lease with Landlord (the "Replacement Lease") for the equivalent or greater square footage as leased hereunder in the Austin metropolitan service area, for a term of at lease five (5) years, Tenant shall have the right at any time to send Landlord written notice (the "Termination Notice") that Tenant has elected to terminate this Lease effective on the commencement date of the Replacement Lease.

         If Tenant elects to terminate this Lease pursuant to the immediately preceding sentence, the effectiveness of such termination shall be conditioned upon Tenant paying to Landlord, contemporaneously with Tenant's delivery of the Termination Notice to Landlord, the estimated amount of unamortized Tenant Improvements and brokerage commissions paid by Landlord in connection with this Lease as of the Replacement Lease commencement date. Such amount is consideration for Tenant's option to terminate and shall not be applied to rent or any other obligation of Tenant and shall be adjusted between Landlord and Tenant when the actual amount is determinable. Landlord and Tenant shall be relieved of all obligations accruing under this Lease after the effective date of such termination but not any obligations accruing under the Lease prior to the effective date of such termination.

         Landlord shall negotiate the terms of a Replacement Lease, including a "build to suit lease", requested by Tenant in good faith.

                                  ADDENDUM VII

                STORAGE AND USE OF PERMITTED HAZARDOUS MATERIALS

                  ATTACHED TO AND A PART OF THE LEASE AGREEMENT
                          DATED APRIL _, 1996, BETWEEN
                        SECURITY CAPITAL INDUSTRIAL TRUST
                                       AND
                              INSYNC SYSTEMS, INC.

         1.       Permitted Hazardous Materials and Use.

         Tenant has requested Landlord's consent to use the Hazardous Materials listed below in its business at the Premises (the "Permitted Hazardous Materials"). Subject to the conditions set forth herein, Landlord hereby consents to the Use (hereinafter defined) of the Permitted Hazardous Materials. Any Permitted Hazardous Materials on the Premises will be generated, used, received, maintained, treated, stored, or disposed in a manner consistent with good engineering practice and in compliance with all Environmental Requirements.

                  Permitted Hazardous Materials (including maximum quantities):

                  See Preliminary List set forth on Addendum VII-1. Tenant shall update the Preliminary List with current quantities and such updated list shall be attached hereto as a precondition, to delivery of possession to Tenant. Tenant may substitute comparable materials in comparable quantities which are incidental to Tenant's electroplating process without notice to Landlord, and may substitute other comparable materials and quantities used in the electroplating process with Landlord's prior written approval, which shall not be unreasonably withheld, conditioned or delayed.

                  The storage, uses or processes involving the Permitted Hazardous Materials (the "Use") are described below.

                  Use [If limited to receiving and storage, so specify]:

                  Tenant shall provide a description of its use of the Permitted Hazardous Materials and such description shall be attached hereto as a precondition to delivery of possession to Tenant. Tenant has submitted a description of its use to Landlord identified as "Level II Electropolishing General Practices 7/05/95 Revision B (11/95) pages 1-6, 12 and Schedule K-l." Tenant shall operate in accordance with such guidelines until guidelines are prepared operations conducted within the Premises.

                  Tenant represents and warrants to Landlord that it is not in the business of manufacturing, processing, storing, transporting or disposing of Hazardous Materials outside the scope of Tenant's electroplating process.

         2. No Current Investigation. Tenant represents and warrants to the best of its current actual knowledge that it is not currently subject to an inquiry, regulatory investigation, enforcement order, or any other proceeding regarding the generation, use, treatment, storage, or disposal of a Hazardous Material.

         3.       Notice and Reporting. Tenant immediately shall notify
Landlord in writing of any spill, release, discharge, or disposal of any Hazardous Material in, on or under the Premises or the Project. All reporting obligations imposed by Environmental Requirements are strictly the responsibility of Tenant. Tenant shall supply to Landlord within 5 business days after Tenant first receives or sends the same, copies of all claims, reports, complaints, notice, warnings or asserted violations relating in any way to Tenant's use of the Premises.

         4. Indemnification. Tenant's indemnity obligation under the Lease with respect to Hazardous Material shall include indemnification for the liabilities, expenses and other losses described therein as a result of the Use of the Hazardous Materials or the breach of Tenant's obligations or representations set forth above. It is the intent of this provision that Tenant be strictly liable to Landlord as a result of the Use of Hazardous Materials without regard to the fault or negligence of Tenant, Landlord or any third party.

         5. Disposal Upon Lease Termination. At the expiration or earlier termination of the Lease, Tenant, at its sole cost and expense, shall: (i) remove and dispose off-site any drums, containers, receptacles, structures, or tanks storing or containing Hazardous Materials (or which have stored or contained Hazardous Materials) and the contents thereof; (ii) remove, empty, and purge all underground and above ground storage tank systems, including connected piping, of all vapors, liquids, sludges and residues; and (iii) restore the Premises to its original condition. Such activities shall be performed in compliance with all Environmental Requirements and to the reasonable satisfaction of Landlord. Landlord's satisfaction with such activities or the condition of the Premises does not waive, or release Tenant from, any obligations hereunder.

                                 ADDENDUM VII-1

                       PERMITTED HAZARDOUS MATERIALS LIST

-----------------------------------------------------------------
Item       Qty       Units             Chemical Mixture
-----------------------------------------------------------------
 #1        3000       gal      Phosphoric Acid (64%)
                               Sulfuric Acid (25%)
                               Water (11%)
-----------------------------------------------------------------
 #2         250       gal      Phosphoric Acid (5%)
                               Sulfuric Acid (5%)
                               Water (90%)
-----------------------------------------------------------------
 #3         250       gal      Nitric Acid (10-20%)
                               Water (8O-90%)
-----------------------------------------------------------------
 #4         500       gal      Nitric Acid (10-20%)
                               Ammonium Hydroxide Fluoride (3%)
                               Water (80%)
-----------------------------------------------------------------
 #5         250       gal      Sodium Hydroxide (10%)
                               Water (90%)
-----------------------------------------------------------------
 #6         500       gal      Sodium Hydroxide
-----------------------------------------------------------------
 #7         100       gal      Magnesium Hydroxide (51-55%)
                               Water (45-49%)
-----------------------------------------------------------------
 #8          20       gal      Acetone
-----------------------------------------------------------------
 #9          10       gal      Isopropyl Alcohol
-----------------------------------------------------------------

                                    EXHIBIT 2
                        TENANT IMPROVEMENT SCOPE OF WORK

I. General Conditions

Tenant's long-range plan is to occupy the entire 70,400 sf of space (the "Total Space"). The Tenant's initial objective is to occupy approximately 40,000 sf (the "Initial Space") of the space to operate a light manufacturing facility in accordance with the Lease. The remaining approximately 30,400 sf (the "Expansion Space") will be finished during the initial Tenant Improvement Work with a small office and restroom facility, open-bay warehouse, climate control, and high bay lighting.

The TI plans for the Initial Space are being developed by RTG Farmers, the architectural firm selected by Tenant and approved by SCI. Landlord and Tenant shall review and agree upon the construction documents for the Tenant Improvement Work prior to commencement of its construction.

The following list shows the breakout description of how the Insync intends to finish the Initial Space.

      General open office with drop ceiling                      8,000 sf
      Restroom facilities for entire building.                   1,600 sf
      Drywall conference rooms with drop ceilings                3,000 sf
      Open bay warehouse, machine shop, manufacturing           12,000 sf
      Class 100 clean room for orbital welding and assembly 6,400 sf Lobby with restroom, conference room & interview rooms 2,500 sf
      Utility rooms, closets and file rooms                      5,000 sf
      Electropolish area with chemical tanks                     1,500 sf

STANDARD SPECIFICATIONS
Page 2

CONCRETE TRUCK COURTS

         The truck courts at the west end of the building shall be 6" thick cast-in-place concrete slabs, reinforced with #3 deformed reinforcing bars placed at 18" on center. Sub-base shall be prepared per the recommendations of the project geotechnical engineer.

ASPHALT PAVING

         Asphalt paved areas serving automobiles shall be prepared and paved in accordance with the project geotechnical engineer.

ROOF SYSTEM

         The roof system shall be comprised of a 4-ply built-up roof system. Standards for fastening and prevention of uplift shall conform to I-90 specifications. The roof structure shall slope 1/4" per foot to ensure positive drainage. Installation of the roofing system shall be inspected according to commercially reasonable standards by an independent testing firm.

DOCK DOORS AND EQUIPMENT

         The Building Shell shall include manually-operated heavy-duty industrial steel overhead doors mounted on heavy-duty steel "Vertical" tracks with torsion spring counterbalances. Dock doors shall be 10' 0" wide by 10' 0" tall. All other dock equipment shall be a Tenant Improvement.

EXTERIOR FINISHES

         The exterior of the building shall be of tilt-up concrete construction. Except at otherwise provided in the Lease, design of the exterior of the facility shall be as reasonably determined by Landlord.

FIRE SUPPRESSION SYSTEM

         Except as otherwise noted, the fire suppression system shall be part of the Building Shell. Except as otherwise required by Applicable Laws, the fire suppression system in the warehouse area shall be an ESFR sprinkler system designed and installed in accordance with NFPA, UBC and local ordinances.

         The current building has been designed to accommodate Class 4 non-combustible commodity. Any underground fire line and associated hydrants that are required to be placed on-site shall be part of the Building Shell.

STANDARD SPECIFICATIONS
Page 3

         Those portions of the fire suppression system directly attributable to the Tenant Improvements shall be charged against the Tenant Improvements. Additionally, all fire hose cabinets and portable fire extinguishers required under NFPA, UBC and local ordinance shall also be charged against the Tenant Improvements.

ELECTRICAL AND MECHANICAL SYSTEMS

         The Building Shell work shall include but be limited to the design and installation of a 1,200-amp, 480/277-volt, 3-phase main service electrical system; including main switch gear and a house sub-panel to the electrical room. All power distribution from the main switchgear to all subpanels shall be a part of the tenant improvements.

         The design and installation of all mechanical and ventilation systems shall be a part of the Tenant Improvements.

SECURITY AND EXTERIOR LIGHTING

         Exterior security lighting for the building shall be a part of the Building Shell. The sprinkler system monitoring alarm shall be part of the Building Shell.

II.      TENANT IMPROVEMENTS:

         The tenant improvement funds provided by SCI are intended for use only in the physical construction of the interior improvements of the facility and fees associated with design and engineering costs. Prohibited uses include but are not limited to costs of moving, furnishings, equipment, temporary occupancy of other space, and consulting other than for the design and construction of the project.

         It is the intent of the parties that the Tenant Improvement allowance may be used only for items materially consistent with the scope of work shown on the Tenant Improvement Scope of Work attached as Exhibit 2 to the Construction Addendum. Landlord shall have the right to refuse to disburse any portion of the Tenant Improvement Allowance if in Landlord's reasonable opinion the work which is the basis for the disbursement request does not materially conform to the Tenant Improvement Scope or is not consistent with the preceding paragraph. If the Landlord does not disburse the entire Tenant Improvement Allowance to Tenant pursuant to the terms of the Lease, then the amount not used shall be retained by Landlord and Tenant's TI Amortization will be reduced accordingly.

                       FOURTH AMENDMENT TO LEASE AGREEMENT

         THE FOURTH AMENDMENT TO LEASE AGREEMENT ("Fourth Amendment") made this 18th day of June, 2003 by and between ProLogis formerly known as Security Capital Industrial Trust as "Landlord" and Celerity Group, Inc., a California Corporation formerly known as Kinetics Fluid Systems Inc., hereinafter referred to as "Tenant", in Premises known as Corridor Park Corporate Center, Building 6, located at 200-C Parker Drive, Suite 600, situated in the city of Austin, State of Texas.

                                   WITNESSETH:

         WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated April 16, 1996, as modified by that certain First Amendment dated December 12,1996, that certain Second Amendment dated July 7, 2000, and that certain Third Amendment dated April 29, 2003, (collectively the "Lease"), under the terms of which Landlord leased approximately 70, 400 square feet in Corridor Park Corporate Center, Building 6, (hereinafter referred to as the "Premises"); and

         WHEREAS, the parties hereto now desire to amend and modify said Lease as more fully hereinafter set forth.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of mutual Covenants and Agreements contained herein, the Lease is modified and amended as set forth below:

                  1. Effective June 1,2003, Tenant will no longer be required to post an additional security deposit in the form of a Letter of Credit. Tenant's sole security deposit shall be the $65,000.00 required in the Lease Agreement.

                  2. This Fourth Amendment To Lease Agreement shall be construed under and enforceable in accordance with the laws of the State of Texas.

                  IT IS HEREBY AGREED BY THE PARTIES HERETO that with the exception of those terms and conditions specifically modified and amended herein, the herein referenced Lease shall remain in full force and effect in accordance with all its terms and conditions. In the event of any conflict between the provisions of the Lease and the provisions of this Fourth Amendment, the provisions of this Fourth Amendment shall supersede and control.

                  IN WITNESS WHEREOF, the parties hereto have signed this Fourth Amendment to Lease Agreement to be effective as of the 18th day of June, 2003.

TENANT:                                         LANDLORD:

Celerity Group, Inc.                            ProLogis

By: /s/ Randy Green                             By: /s/ Mark Cashman
   -------------------------                       -----------------------------
Name: Randy Green                               Name: Mark Cashman
Title: Vice President Global Facilities         Title: Senior Vice President

                       THIRD AMENDMENT TO LEASE AGREEMENT

         THE THIRD AMENDMENT TO LEASE AGREEMENT ("Third Amendment") made this 29th day of April 2003 by and between ProLogis formerly known as Security Capital Industrial Trust as "Landlord" and Kinetics Fluid Systems Inc., formerly known as Insync, Inc., hereinafter referred to as "Tenant", in Premises known as Corridor Park Corporate Center, Building 6, located at 200-C Parker Drive, Suite 600, situated in the city of Austin, State of Texas.

                                   WITNESSETH:

         WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated April 16th, 1996 (which together with any prior amendments, modifications and extensions thereof is hereinafter called the Lease), under the terms of which Landlord leased approximately 70,400 square feet in Corridor Park Corporate Center, Building 6, (hereinafter referred to as the "Premises"); and

         WHEREAS, the parties hereto now desire to amend and modify said Lease as more fully hereinafter set forth.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Landlord and Tenant hereby agree that the Tenant's name shall hereby be changed to Celerity Group, Inc., a California corporation.

         2. Except as otherwise specifically modified herein, all defined terms used in this Third Amendment shall have the same respective meanings as provided for such defined terms in the Lease.

         3. Except as herein amended, the terms and conditions of the Lease and any amendments thereto, shall continue in full force and effect and the Lease (and any amendments thereto) as amended herein is hereby ratified and affirmed by Landlord and Tenant.

         4. This Third Amendment To Lease Agreement shall be construed under and enforceable in accordance with the laws of the State of Texas.

         IN WITNESS WHEREOF, the parties hereto have signed this Third Amendment to Lease Agreement to be effective as of the 29th day of April, 2003.

TENANT:                                      LANDLORD:

Celerity Group, Inc., a California           ProLogis formerly known as Security
Corporation formerly known as Kinetics       Capital Industrial Trust
Fluid Systems, Inc.

By: /s/ Randy Green                          By: /s/ Mark Cashman
   --------------------------                   ------------------------------
Name: Randy Green                            Name: Mark Cashman
Title: Vice President Global Facilities      Title: Senior Vice President

                              [PROLOGIS(TM) LOGO]

                                  July 14, 2000

Mr. Terry Bielss
Kinetics Fluid Systems, Inc.
200C Parker Drive, Suite 600
Austin, Texas 78728

         RE: SECOND AMENDMENT TO THE LEASE AGREEMENT BY AND BETWEEN PROLOGIS TRUST, AS LANDLORD AND KINETICS FLUID SYSTEMS, INC., AS TENANT, FOR THE APPROXIMATELY 70,400 SQUARE FOOT SPACE COMMONLY KNOWN CORRIDOR PARK CORPORATE CENTER #6, LOCATED AT 200C PARKER DRIVE, SUITE 600, AUSTIN, TEXAS 78728.

Dear Mr. Bielss:

Enclosed for your records, you will find a fully executed original of the above-mentioned agreement.

As always, I hope you will contact our office at (512) 719-9292 if you have questions or need anything further.

                                        Best regards,

                                        ProLogis Trust

                                        /s/ Thomas W. Pardee
                                        ------------------------
                                        Thomas W. Pardee

Enclosures

cc:      Eric Brown, ProLogis Trust
         Donna Matocha, ProLogis Trust

                       SECOND AMENDMENT TO LEASE AGREEMENT

                                 BY AND BETWEEN

                                 PROLOGIS TRUST,
                     A MARYLAND REAL ESTATE INVESTMENT TRUST
               FORMERLY KNOWN AS SECURITY CAPITAL INDUSTRIAL TRUST

                                       AND

      KINETICS FLUID SYSTEMS, INC., FORMERLY KNOWN AS INSYNC SYSTEMS, INC.

         This Second Amendment to Lease Agreement is made and effective this 7th of July, 2000, by and between ProLogis Trust, formerly known as Security
Capital Industrial Trust (hereinafter, "Landlord") and Kinetics Fluid Systems, Inc., formerly known as Insync Systems, Inc. (hereinafter, "Tenant").

                                   WITNESSETH:

         WHEREAS, Landlord and Tenant previously entered into that certain Lease Agreement dated the 16th day of April, 1996 and that certain First Amendment to Lease dated the 12th day of December, 1996 (collectively the "Lease") providing for the leasing by Landlord to Tenant of certain office/warehouse space containing 70,400 Square feet in Corridor Park Corporate Center, Building #6, located at 200 C Parker Drive, Suite 600, Austin, Texas 78728 (the "Premises"); and

         WHEREAS, Landlord and Tenant desire to modify certain terms and conditions set forth in the Lease;

         NOW, THEREFORE, pursuant to the foregoing, and in consideration of mutual covenants and agreements contained herein, the Lease is modified and amended as set forth below:

         1. Effective June 1, 2000, the Lease shall be extended for sixty-seven (67) months (the "Extension Period") thus amending the expiration date of the Lease Term to May 31, 2007.

         2. With respect to the monthly Base Rent, the Lease shall be amended to reflect the following:

                              The monthly Base Rent shall be as follows:

                           1. June 1,2000-October 31,2001   $29,352.40 per month

                           2. November 1,2001-May 31,2003   $32,161.56 per month

                           3. June 1,2003-May 31,2005       $35,681.56 per month

                           4. June 1,2005-May 31,2007       $39,201.56 per month

         3. With respect to the condition of the Premises, Landlord will provide an allowance of $2.00 per square foot ($140,800) for construction of additional office space by Tenant. The construction shall be governed by Paragraph 12 of the Lease entitled "Tenant-Made Alterations".

         4. With respect to the existing balance of unamortized above standard improvement allowance of $454,093.32, Landlord agrees to amortize the balance over the Extension Period at an interest rate of 10.75%, for a monthly payment of $7,642.12. Landlord further agrees to provide an additional $2.00 per square foot ($140,800.00) to be used for construction of additional office space by Tenant. The additional allowance will be amortized by Landlord over the Extension Period at an interest rate of 13% for a monthly payment of $2,533.98, so that Tenant's total payment of amortized above standard tenant improvements shall be $10,181.10 per month, each installment to be due and payable on the first day of each month along with the monthly Base Rent and estimated Operating Expense payments.

         5. With respect to the Security Deposit, Tenant will be required to post an additional Security Deposit in the form of a Letter of Credit for $304,400,00. The Letter of Credit shall be irrevocable and of the form described in Addendum II to the Lease. Provided Tenant is not in default under the terms of the Lease, the amount of the Letter of Credit shall be reduced by $60,880.00 annually, beginning on June 1, 2001.

         6. Tenant, at Tenant's sole cost and expense, shall be allowed to install additional landscaping, tables and benches at the South end of the Building, according to a plan approved in advance by Landlord.

         7. Landlord shall install three (3) picnic tables with umbrellas in the detention pond to the East of the building. Landlord will provide the picnic tables, and Tenant acknowledges that in the event that either the City of Round Rock or Corridor Park Improvement Association requires their removal, Landlord shall be under no further obligations with regards to the picnic tables. Landlord shall also install, at its sole cost and expense, ten (10) shade trees and some grass around the picnic tables.

         8. Addendum VI (Cancellation Option) ise hereby deleted in its entirety and shall be of no further force or effect.

         IT IS HEREBY AGREED BY THE PARTIES HERETO that with the exception of those terms and conditions specifically modified and amended herein, the herein referenced Lease shall remain in full force and effect in accordance with all its terms and conditions. In the event of any conflict between the provisions of the Lease and the provisions of this Second Amendment, the provisions of this Second Amendment shall supersede and control.

         IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to Lease Agreement as of the day and year first above written.

LANDLORD:                                  TENANT:

PROLOGIS TRUST,                            KINETICS FLUID SYSTEMS, INC.
a Maryland real estate investment trust

By: /s/ Steven K. Meyer                    By: /s/ Dan Jackson
    --------------------------------          ----------------------------
    Steven K. Meyer, Managing Director        Dan Jackson, Senior Vice President

                            FIRST AMENDMENT TO LEASE

         THIS FIRST AMENDMENT TO LEASE (this "Amendment") is entered into as of the 12th day of December, 1996 by and between SECURITY CAPITAL INDUSTRIAL TRUST (the "Landlord") and INSYNC SYSTEMS, INC, (the "Tenant").

                              W I T N E S S E T H:

         WHEREAS, Landlord and Tenant entered into a Lease dated as of April 16th, 1996 pursuant to which Landlord has leased to Tenant certain premises aggregating 70,400 square feet located at Corridor Park Corporate Center, #6, Austin, Texas (the "Lease").

         WHEREAS, Landlord and Tenant desire to modify certain terms and conditions of the Lease to reflect the foregoing as set forth below.

         NOW THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

         1. All capitalized terms used but not defined herein which are defined in the Lease shall have the same meaning herein as in the Lease.

         2. Landlord hereby consents to Tenant's request to cause the ornamental ironwork on the Building to be painted the shade of red known as PMS 185 ("Red") on the following conditions:

                  (i) Any premium charged by the shell building contractor for changing the color of the exterior ornamental iron shall be paid by Tenant;

                  (ii) For maintenance purposes, Landlord shall have the right to repaint the exterior ornamental iron (Red) every two years, for the term of the Lease. The painting shall be performed by one of Landlord's approved painting contractors and the expense incurred by Landlord in repainting the iron shall be an operating expense for the building in accordance with Section 6 of the Lease;

                  (iii) At the end of the Lease term Landlord shall have the exterior ornamental iron repainted to match color of Corridor Park Corporate Center 4 and 5 or Landlord's then standard corporate green logo color. The painting shall be performed (at Tenant's sole expense) by one of Landlord's approved painting contractors.

         3. Landlord and Tenant agree that the Landlord's sign criteria, attached hereto as Exhibit A, is hereby fully incorporated into the Lease and the parties shall be bound as set forth therein, except that Tenant shall be allowed to install an illuminated sign of the design and specifications attached as Exhibit B. The expense of installing this sign shall be borne solely by Tenant; however, to help defray the cost of complying with the design of such sign, Landlord hereby waives Tenant's Base Rent obligation for the period of October 22,1996 through October 31, 1996. Tenant shall remove the illuminated temporary sign currently installed on the building by January 20, 1997 and shall effect the installation of the new illuminated sign by January 20, 1997.

         4. Insofar as the specific terms and provisions of this Amendment purport to amend or modify or are in conflict with the specific terms, provisions and exhibits of the Lease, the terms and provisions of this Amendment shall govern and control; in all other respects, the terms, provisions and exhibits of the Lease shall remain unmodified and in full force and effect.

         5. Landlord and Tenant hereby agree that (a) this Amendment is incorporated into and made a part of the Lease, (b) any and all references to the Lease hereinafter shall include this Amendment, and (c) the Lease and all terms, conditions and provisions of the Lease are in full force and effect as of the date hereof, except as expressly modified and amended hereinabove.

         IN WITNESS WHEREOF, the parties hereto have signed this First Amendment to Lease as of the day and year first above written.

Landlord:                               Tenant:

SECURITY CAPITAL INDUSTRIAL TRUST       INSYNC SYSTEMS, INC., a California
                                        corporation

By: /s/ STEVEN K. MEYER                 By: /s/ JORGE TITINGER
    --------------------------              ---------------------------
Name: Steven K. Meyer                   Name: Jorge Titinger
Title: Senior Vice President            Title: President, COO

                                    EXHIBIT A

                               SIGN SPECIFICATIONS

                  ATTACHED TO AND A PART OF THE LEASE AGREEMENT
        DATED____________________________________________, 1996, BETWEEN
                        SECURITY CAPITAL INDUSTRIAL TRUST
                                       and

                              INSYNC SYSTEMS, INC.

Per Paragraph 13, Signage at your project is subject to restrictions as noted below. This is controlled to maintain a consistent overall visual appeal of the building. You may install white vinyl lettering on your front door, or the glass next to the front door, with your company name only. The lettering may not exceed 4" in height. No other storefront graphics are allowed. Alternatively, you may install one exterior sign which meets the standard sign specifications for your building. The standard sign specification for Corridor Park Corporate Center is as follows:

I.       INTRODUCTION

         The intent of this sign criteria is to establish and maintain guidelines consistent with the signage policies of the Landlord and the City or County as appropriate. Further, the purpose is to assure a standard conformance for the design, size, fabrication techniques, and materials for signage for the project and for tenant identification.

II.      GENERAL REQUIREMENTS

          A. Each Tenant will be supplied a copy of the sign criteria prior to lease agreement.

          B. Each Tenant sign shall be designed, fabricated and installed in accordance with this sign criteria and consistent with the Sign Code of the City or County as amended from time to time by the governing authority.

          C. Landlord's written approval of Design Drawings, and Working Shop Drawings is required prior to the commencement of Tenant construction.

          D. Sign permits must be obtained from the City or County prior to installation of signage.

          E. Signs installed without written approval of the Landlord or the appropriate city permit may be subject to removal and proper reinstallation at Tenant's expense. Damage may be assessed to cover costs of repairs to sign band or removal of signage resulting from unapproved installations.

          F. Tenant and his sign contractor shall repair any damage caused during installation of signage.

          G. No labels shall be permitted on the exposed surface of signs, except those required by local ordinance. Those required must be installed in an inconspicuous location.

          H.   Flashing, strobing, moving or audible signs are not permitted.

          I. No window signs with the exception of suite numbers are permitted without the express approval of Landlord.

          J.   No portable signs are to be displayed on site.

          K. No secondary exterior signs are to be placed on building wall elevations.

          L. No freestanding and/or pylon type exterior signs will be permitted without Landlord's prior approval.

III.     TENANT RESPONSIBILITIES

         Each Tenant shall, at its own expense, provide and maintain its own identification sign in accordance with specifications noted herein.

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IV.      FASCIA-MOUNTED EXTERIOR SIGN

          A. A sign fascia area will be provided for each Tenant at the panels above the storefront lease line. Each Tenant sign and/or logo sign shall be mounted in this space in conformance with the attached sign exhibits. Refer to Exhibits "A" and "A-1".

          B. Each Tenant will be allowed to have only one wall-mounted sign. Any variance to the quantity, size, mounting method will be allowed only upon Landlord's written approval.

          C. The sign panel shall be a .080 aluminum pan type sign with an acrylic urethane finish. The specified size of the sign shall be:

               (1) 4' x 10' (on 12' face panel)
               (2) 4' x 12' (on 18' & 20' face panels)

               The Tenant I.D. sign cannot exceed 80% of the building wall panel space available.

          D. The sign panel shall have 90 degree corners and 1" flanges. The sign background color will be painted to match the accent band on the building. The background color of the sign will be visible on at least one-half of the sign or as approved by SCI.

          E. The program allows for the use of a corporate logo and letter styles at the discretion of the Tenant. Final approval of logo and letter style will be by the Landlord. The logo colors are optional, however care must be taken to select colors and images that will be comparable and legible on the specified background. The color of the lettering identifying the Tenant will be PMS 343 (green) or as approved by the Landlord.

          F. Sign layouts and colors must have written approval by the Landlord prior to fabrication. The logo, when applicable, will not exceed more than 50% of the sign face.

          G. There are two approved methods for applying the copy to the sign background:

               (1) Acrylic urethane

               (2) Vinyl (high performance - seven year grade)

          H. A margin equal to at least one-half of the height of the type should appear to the left, right, top and bottom of the Tenant name. Margin parameters will not apply to the logo area of the sign. Neutral space between a two line sign shall be a minimum of one-third the height of the letter type. The sign panel will be mounted on the building face in conformance with Landlord standards; mounting clips (minimum 1/8" x 1" x 1" x 2" long aluminum angle w/ red head anchors - no Kwick bolts allowed), no exposed fasteners through the face of the sign panel. The correct design, construction and mounting of the sign panel. The correct design, construction and mounting of the sign is the responsibility of the Tenant and the sign contractor. Any signage that is constructed/installed improperly shall be removed and corrected and reinstalled by the Tenant/Contractor at their expense.

          I. All signs erected within the City of Austin and the extra territorial jurisdiction that describe the location of a business will require a sign permit. Sign permits will require payment for:

               (1) Site Inspection

               (2) Construction Permit

               (3) Application Fee

               These costs are the responsibility of the Tenant. Licensed sign contractors/companies are required to acquire these permits prior to installation of the sign. Failure to acquire permits will not release the Tenant from responsibility to acquire a permit for the sign.

          J. All Copy shall be installed vertically and horizontally, centered on sign band fascia, and shall not exceed a horizontal length of 80 percent of allowable fascia panel.

V.       MONUMENT SIGN

         Monument sign will be provided by the Landlord. Tenant shall pay to provide Tenant sign letters to match Landlord standards. Refer to Exhibit "C".

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VI.      MISCELLANEOUS SIGNAGE

          A. Front Door Signage: Business name, address and operating hours shall be white vinyl in Landlord approved letter style. Landlord to approve all front door signage prior to installation.

          B.   Dock Door Numbers: Provided by Landlord. Refer to Exhibit "B".

          C.   Suite Signs: Provided by Landlord. Refer to Exhibit "D".

          D.   Building Address: Provided by Landlord. Refer to Exhibit "A".

VII.     TENANT SIGN SUBMISSIONS

          A. Tenant sign contractors shall submit all Working Shop Drawings to the Landlord or his appointed representative for approval. Allow a minimum of ten working days, or two weeks, for Landlord review and approval.

          B. All submissions to include two (2) blueline prints. An approved copy will be returned.

          C.   Shop Drawings must include:

               (1)  Full and complete dimensions

               (2) Letter style, face (color, material and thickness), returns (color, material and thickness).

VII.     APPROVALS

         No sign shall be installed without first securing the necessary permits from the appropriate governing jurisdiction. Artwork and sign location are to be approved in writing by the Landlord or their appointed representative prior to installation. Landlord reserves the right to reject any sign that does not comply with the intent and spirit of this sign criteria.

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                                   EXHIBIT B

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